COREFUNDS, INC.
                               INTERNATIONAL GROWTH FUND
                               530 EAST SWEDESFORD ROAD
                               WAYNE, PENNSYLVANIA 19087


June 1, 1998

Dear Shareholder,

As a result of the Merger of CoreStates Financial Corp with and into a wholly-owned subsidiary of First Union Corporation effective April 30, 1998, I am writing to shareholders of International Growth Fund (the "Fund"), a series of CoreFunds, Inc., to inform you of a Special Shareholders' meeting to be held on July 17, 1998. Before that meeting, I would like your vote on the important issues affecting your Fund as described in the attached Prospectus/Proxy Statement.

The Prospectus/Proxy Statement includes four proposals. The first proposal requests that shareholders consider and act upon an Agreement and Plan of
Reorganization whereby all of the assets of the Fund would be acquired by Evergreen International Growth Fund in exchange for Class A, Class B or Class Y shares of Evergreen International Growth Fund and the assumption by Evergreen International Growth Fund of the identified liabilities of the Fund. You will receive shares of Evergreen International Growth Fund having an aggregate net asset value equal to the aggregate net asset value of your Fund shares. Details about Evergreen International Growth Fund's investment objective, portfolio management team, performance, etc. are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is a non-taxable event for shareholders.

The second proposal requests shareholder consideration of an Interim Investment Advisory Agreement between the Fund and CoreStates Investment Advisers, Inc. ("CSIA"), the Fund's current investment adviser.

The third and fourth proposals request shareholder consideration of two Interim Sub-Advisory Agreements between CSIA and the Fund's current sub-advisers, Martin Currie, Inc. and Aberdeen Fund Managers, Inc.

It is anticipated that the Interim Advisory Agreement and the Interim Sub-Advisory greements will be in effect from April 30, 1998 to the date the reorganization is consummated (scheduled for July 27, 1998). Information relating to the Interim Investment Advisory Agreement and the two Interim Sub-Advisory Agreements is contained in the attached Prospectus/Proxy Statement.

The Board of Directors has approved the proposals and recommends that you vote FOR these proposals.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, either complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope or vote by calling toll-free 1-800-733-8481 24 hours a day. Instructions on how to complete the proxy card or vote by telephone are included immediately after the Notice of Special Meeting.

If you have any questions about the proxy, please call our proxy solicitor, Shareholder Communications Corporation at 800-733-8481 ext. 468. You may also FAX your completed and signed proxy card to 800-733-1885. If we do not receive your completed proxy card or your telephone vote after several weeks, you may be contacted by Shareholder Communications Corporation, who will remind you to vote your shares.

Thank you for taking this matter seriously and participating in this important process.

                                                     Sincerely,

                                                     /s/ Kevin Robins
                                                     ----------------
                                                     Kevin P. Robins
                                                     Vice President
                                                     CoreFunds, Inc.

                                 COREFUNDS, INC.
                            INTERNATIONAL GROWTH FUND
                            530 EAST SWEDESFORD ROAD
                           WAYNE, PENNSYLVANIA  19087

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 17, 1998

         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of International Growth Fund (the "Fund"), a series of CoreFunds, Inc., will be held at the offices of the Evergreen Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116, on July 17, 1998 at 2:00 p.m. for the following purposes:

         1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of April 15, 1998, providing for the acquisition of all of the assets of the Fund by Evergreen International Growth Fund, a series of Evergreen International Trust, ("Evergreen International") in exchange for shares of Evergreen International and the assumption by Evergreen International of the identified liabilities of the Fund. The Plan also provides for distribution of these shares of Evergreen International to shareholders of the Fund in liquidation and subsequent termination of the Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Fund.

         2. To consider and act upon the Interim Investment Advisory Agreement between the Fund and CoreStates Investment Advisers, Inc.
("CSIA").

         3. To consider and act upon an Interim Sub-Advisory Agreement between CSIA and Martin Currie, Inc.

         4. To consider and act upon an Interim Sub-Advisory Agreement between CSIA and Aberdeen Fund Managers, Inc.

         5. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         On behalf of the Fund, the Directors of CoreFunds, Inc. have fixed the close of business on May 29, 1998 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                           By Order of the Board of Directors



                                James W. Jennings
                                    Secretary
June 1, 1998

                                         INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                   VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                 ABC Corp.
(2)  ABC Corp.                                 John Doe, Treasurer
(3)  ABC Corp.                                 John Doe, Treasurer
         c/o John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan             John Doe, Trustee

TRUST ACCOUNTS
(1)  ABC Trust                                 Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                      Jane B. Doe
         u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                      John B. Smith
         f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith                             John B. Smith, Jr., Executor

                                            INSTRUCTIONS FOR TELEPHONE VOTING


To vote your proxy by telephone follow the four easy steps below. Or if you prefer you may send back your signed proxy ballot in the postage paid envelope provided.

1.       Read the accompanying proxy information and ballot.

2. Identify the twelve-digit "CONTROL NO." in the middle portion of your ballot on the left hand side. This control number is the key to casting your vote over the telephone.

3. Dial 1-800-733-8481 ext. 468.

4. Follow the simple instructions.


F:\DCM\SALEM18\INTERGRO\497ALLDO.DOC

               PROSPECTUS/PROXY STATEMENT DATED June 1, 1998

                         Acquisition of Assets of

                         INTERNATIONAL GROWTH FUND
                                a series of
                              CoreFunds, Inc.
                         530 East Swedesford Road
                         Wayne, Pennsylvania 19087

                     By and in Exchange for Shares of

                    EVERGREEN INTERNATIONAL GROWTH FUND
                                a series of
                       Evergreen International Trust
                            200 Berkeley Street
                       Boston, Massachusetts  02116

         This Prospectus/Proxy Statement is being furnished to shareholders of International Growth Fund ("CoreFunds International") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of CoreFunds International for consideration at a Special Meeting of Shareholders to be held on July 17, 1998 at 2:00 p.m. at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of CoreFunds International to be acquired by Evergreen International Growth Fund ("Evergreen International") in exchange for shares of Evergreen International and the assumption by Evergreen International of the identified liabilities of CoreFunds International (hereinafter referred to as the "Reorganization"). Evergreen International and CoreFunds International are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds." Following the Reorganization, shares of Evergreen International will be distributed to shareholders of CoreFunds International in liquidation of CoreFunds International and such Fund will be terminated. Holders of Class A shares of CoreFunds International will receive Class A shares of Evergreen International, holders of Class B shares of CoreFunds International will receive Class B shares of Evergreen International, and holders of Class Y shares of CoreFunds International will receive Class Y shares of Evergreen International. Each such class of shares of Evergreen International has substantially similar Rule 12b-1 distribution-related fees, if any, as the shares of the respective class of CoreFunds International held by them prior to the Reorganization. No sales charge will be imposed in connection with Class A shares of Evergreen International received by holders of Class A shares of CoreFunds International. In addition, no contingent deferred sales charge ("CDSC") will be deducted at the time of the Reorganization in connection with the Class B shares of Evergreen International received by holders of Class B shares of CoreFunds International. Holders of Class B shares of Evergreen International received in the Reorganization will be subject to the schedule of CDSCs currently applicable to Class B shares of CoreFunds International and not the schedule applicable to Class B shares of Evergreen International. As a result of the proposed Reorganization, shareholders of CoreFunds International will receive that number of full and fractional shares of Evergreen International having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of CoreFunds International. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

         Evergreen International is a separate series of Evergreen International Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Evergreen International is to seek long-term growth of capital by investing primarily in equity securities issued by well-established, quality companies located in countries with developed markets. The investment objective of CoreFunds International is substantially similar -- to seek long-term capital appreciation, consistent with reasonable risk, by investing primarily in appreciation-oriented equity securities of companies located outside the United States. Each Fund invests substantially all of its assets in foreign securities.

         Shareholders of CoreFunds International are also being asked to approve three interim agreements: (1) the Interim Investment Advisory Agreement with CoreStates Investment Advisers, Inc. ("CSIA"), a subsidiary of First Union Corporation (the "Interim Advisory Agreement"), (2) an Interim Sub-Advisory Agreement between CSIA and Martin Currie, Inc. ("Martin Currie")(the "Interim Martin Currie Agreement"), and (3) an Interim Sub-Advisory Agreement between CSIA and Aberdeen Fund Managers, Inc. ("Aberdeen")(the "Interim Aberdeen
Agreement"). (The Interim Martin Currie Agreement and the Interim Aberdeen Agreement are referred to collectively as the "Interim Sub-Advisory Agreements"). Each of these three agreements has the same terms and fees as the previous advisory agreements. The Interim Advisory Agreement and the Interim Sub- Advisory Agreements will be in effect for the period of time between April 30, 1998, the date on which the merger of CoreStates Financial Corp with and into a wholly-owned subsidiary of First Union Corporation was consummated, and the date of the Reorganization (scheduled for on or about July 27, 1998).

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen International that shareholders of CoreFunds International should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated June 1, 1998, relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Evergreen International dated October 31, 1997 and of CoreFunds International dated June 30, 1997 and December 31, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen International at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling toll-free 1-800-343-2898.

         The two Prospectuses of Evergreen International dated March 1, 1998, and its Annual Report for the fiscal year ended October 31, 1997 are incorporated herein by reference in their entirety, insofar as they relate to Evergreen International only, and not to any other fund described therein. The Prospectuses, which pertain (i) to Class A, Class B and Class C shares and (ii) to Class Y shares, differ only insofar as they describe the separate distribution and shareholder servicing arrangements applicable to the classes. Shareholders of CoreFunds International will receive, with this Prospectus/Proxy Statement, copies of the Prospectus pertaining to the class of shares of Evergreen International that they will receive as a result of the consummation of the Reorganization. Additional information about Evergreen International is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen International at the address or telephone number listed in the preceding paragraph.

         The two Prospectuses of CoreFunds International which pertain (i) as applicable, to Class A and Class B shares (Individual shares) and (ii) to Class Y shares (Institutional shares) dated November 1, 1997, insofar as they relate to CoreFunds International only, and not to any other funds described therein, are incorporated herein in their entirety by reference. Copies of the Prospectuses, related Statement of Additional Information dated the same date, the Annual Report for the fiscal year ended June 30, 1997 and the Semi-Annual Report for the six month period ended December 31, 1997, are available upon request without charge by writing to CoreFunds International at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-355-2673.

         Included as Exhibits A, B, C, and D to this Prospectus/Proxy Statement are a copy of the Plan and the Interim Advisory Agreement, the Interim Martin Currie Agreement, and the Interim Aberdeen
Agreement, respectively.

         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                         TABLE OF CONTENTS


                                                                    Page


COMPARISON OF FEES AND EXPENSES.........................................7

SUMMARY  ..............................................................12
         Proposed Plan of Reorganization                          .....13
         Tax Consequences                                         .....14
         Investment Objectives and Policies of the Funds          .....15
         Comparative Performance Information for each Fund        .....15
         Management of the Funds                                  .....16
         Investment Advisers                                      .....17
         Administrator                                            .....18
         Portfolio Management                                     .....18
         Distribution of Shares                                   .....18
         Purchase and Redemption Procedures                       .....21
         Exchange Privileges                                      .....22
         Dividend Policy                                          .....22
         Risks                                                    .....23

REASONS FOR THE REORGANIZATION.........................................24
         Agreement and Plan of Reorganization                     .....28
         Federal Income Tax Consequences                          .....30
         Pro-forma Capitalization                                 .....32
         Shareholder Information                                  .....33

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.......................35

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS........................38
         Forms of Organization                                    .....38
         Capitalization                                           .....38
         Shareholder Liability                                    .....38
         Shareholder Meetings and Voting Rights                   .....39
         Liquidation or Dissolution                               .....40
         Liability and Indemnification of Trustees                .....40

INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT...................42
         Introduction                                             .....42
         Comparison of the Interim Advisory Agreement
              and the Previous Advisory Agreement                 .....43
         Information About CoreFunds International's
              Investment Adviser                                  .....44

INFORMATION REGARDING THE INTERIM SUB-ADVISORY AGREEMENTS..............44
         Introduction                                             .....44
         Comparison of the Interim Sub-Advisory Agreements
             and the Previous Sub-Advisory Agreements             .....46

ADDITIONAL INFORMATION.................................................47

VOTING INFORMATION CONCERNING THE MEETING..............................48

FINANCIAL STATEMENTS AND EXPERTS.......................................51

LEGAL MATTERS..........................................................51

OTHER BUSINESS.........................................................51

APPENDIX A.............................................................53

APPENDIX B.............................................................54

APPENDIX C.............................................................57

EXHIBIT A.............................................................A-1

EXHIBIT B.............................................................B-1

EXHIBIT C.............................................................C-1

EXHIBIT D.............................................................D-1

EXHIBIT E.............................................................E-1

                                             COMPARISON OF FEES AND EXPENSES

         The amounts for Class B shares of Evergreen International set forth in the following tables and in the examples are based on the expenses of Evergreen International for the fiscal year ended October 31, 1997. The amounts for Class Y and Class A shares of Evergreen International have been estimated for the fiscal year ending October 31, 1998. The amounts for Class Y and Class A shares of CoreFunds International set forth in the following tables and in the examples are based on the estimated expenses for CoreFunds International for the fiscal year ending June 30, 1998 as set forth in the current Prospectuses of CoreFunds International. The amounts for Class B shares of CoreFunds International are estimated for the fiscal period ending June 30, 1998. The pro forma amounts for Class Y, Class A and Class B shares of Evergreen International are based on what the combined expenses would have been for Evergreen International for the fiscal year ending October 31, 1998. All amounts are adjusted for voluntary expense waivers.

         The following tables show for Evergreen International, CoreFunds International and Evergreen International pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class Y, Class A and Class B shares of each Fund.

                       Comparison of Class Y, Class A and Class B Shares
                      of Evergreen International With Class Y, Class B and
                           Class A Shares of CoreFunds International


                                        Evergreen                                             CoreFunds
                                      International                                         International

                                Class Y             Class A        Class B                Class Y          Class A      Class B
                                -------             -------        -------                -------          -------      -------
Shareholder
Transaction
Expenses


Maximum Sales             None                4.75%                None               None             5.50%            None
Load Imposed on
Purchases (as a
percentage of
offering price)

Maximum Sales             None                None                 None               None             None             None
Load Imposed on
Reinvested
Dividends (as a
percentage of
offering price)

Contingent                None                None                 5.00% in           None             None             5.00%
Deferred Sales                                                     the                                                  in the
Charge (as a                                                       first                                                first
percentage of                                                      year                                                 year
original purchase                                                  declin-                                              declin-
price or                                                           ing to                                               ing to
redemption                                                         1.00% in                                             1.00%
proceeds,                                                          the                                                  in the
whichever is                                                       sixth                                                fifth
lower)                                                             year and                                             year
                                                                   0.00%                                                and
                                                                   there-                                               0.00%
                                                                   after                                                there-
                                                                                                                        after

Annual Fund
Operating
Expenses (as a
percentage of
average daily net
assets)



                          0.75%               0.75%                0.75%              0.80%            0.80%            0.80%
Management Fee



                                                      -10-





12b-1 Fees(1)
                          None                0.25%                1.00%              None             0.25%            1.00%


Other Expenses            0.65%               0.65%                0.64%              0.36%            0.36%            0.36%
                          -----               -----                -----              -----            -----            -----
(After Waiver)
(2)





Annual Fund               1.40%               1.65%                2.39%              1.16%            1.41%            2.16%
                          =====               =====                =====              =====            =====            =====
Operating
Expenses (3)

                                                      Evergreen International Pro Forma



                                                                  Class Y                Class A               Class B

Shareholder Transaction Expenses

Maximum Sales Load Imposed on                                     None                   4.75%                 None
Purchases (as a percentage of
offering price)

Maximum Sales Load Imposed on                                     None                   None                  None
Reinvested Dividends (as a
percentage of offering price)

Contingent Deferred Sales Charge                                  None                   None                  5.00% in
(as a percentage of original                                                                                   the first
purchase price or redemption                                                                                   year
proceeds, whichever is lower)                                                                                  declining
                                                                                                               to 1.00%
                                                                                                               in the
                                                                                                               sixth year
                                                                                                               and 0.00%
                                                                                                               thereafter

Annual Fund Operating Expenses (as
a percentage of average daily net
assets)

Management Fee                                                    0.71%                  0.71%                 0.71%

12b-1 Fees(1)                                                     None                   0.25%                 1.00%

Other Expenses                                                    0.43%                  0.43%                 0.43%
                                                                  ---------              ----------            ----------


                                                                -11-





Annual Fund Operating Expenses

                                                                  1.14%                  1.39%                 2.14%
                                                                  ======                 =======               =======

---------------

(1)      Class A shares of Evergreen International can pay up to
         0.75% of average daily net assets as a 12b-1 fee.  For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets.  Long-term
         shareholders may pay more than the economic equivalent
         front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(2) Absent voluntary waivers by CoreFunds International's administrator, Other Expenses would have been 0.45% of average daily net assets.
(3)      Annual Fund Operating Expenses for the Class Y, Class A and
         Class B shares of CoreFunds International would be 1.25% and
         1.50% and 2.25%, respectively, for the fiscal year ended
         June 30, 1998 absent fee and expense waivers.   The
         investment adviser of Evergreen International has undertaken to limit the Fund's Annual Operating Expenses for a period of at least two years to 1.25%, 1.50% and 2.25% for Class Y, Class A, and Class B shares, respectively.

         Examples. The following tables show for Evergreen International and CoreFunds International, and for Evergreen International pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period. For Class B shares, the tables also show the effect if the shares are not redeemed. In the case of Evergreen International pro forma, the examples do not reflect the imposition of the 4.75% maximum sales load on purchases since
CoreFunds International shareholders who receive Class A shares of Evergreen International in the Reorganization will not incur any sales load.



                                                Evergreen International

                                                           Three                 Five
                                      One Year             Years                 Years               Ten Years

Class Y                               $ 14                 $ 44                  $ 77                $168


                                      $ 63                 $ 97                  $133                $234

Class A


                                                       -12-





Class B

(assuming                             $ 74                 $105                  $148                $245
redemption at the
end of the period)


Class B                               $ 24                 $ 75                  $128                $245
(assuming no
redemption at the
end of the period)


                                                CoreFunds International

                                                           Three                 Five
                                      One Year             Years                 Years               Ten Years

Class Y                               $ 12                 $ 37                  $ 64                $141

Class A                               $ 69                 $ 97                  $128                $215


Class B                               $ 72                 $ 98                  $126                $249
(assuming
redemption at the
end of the period)

Class B                               $ 22                 $ 68                  $116                $249
(assuming no
redemption at the
end of the period)










                                           Evergreen International Pro Forma

                                                      Three                 Five
                              One Year                Years                 Years                Ten Years

Class Y                       $ 12                    $ 37                  $ 64                 $141

Class A                       $ 14                    $ 44                  $ 76                 $167

Class B                       $ 72                    $ 97                  $135                 $210
(assuming
redemption at
the end of the
period)


                                                       -13-





Class B
(assuming no                  $ 22                    $ 67                  $115                 $210
redemption at
the end of the
period)




         The purpose of the foregoing examples is to assist CoreFunds International shareholders in understanding the various costs and expenses that an investor in Evergreen International as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in CoreFunds International. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                                      SUMMARY

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses of Evergreen International dated March 1, 1998 and the Prospectuses of CoreFunds International dated November 1, 1997 (which are incorporated herein by reference), the Plan, the Interim Advisory Agreement, and the two Interim Sub-Advisory Agreements, the forms of which are attached to this Prospectus/Proxy Statement as Exhibits A, B, C and D, respectively.

Proposed Plan of Reorganization

         The Plan  provides  for the  transfer of all of the assets of CoreFunds
International in exchange for shares of Evergreen International and the assumption by Evergreen International of the identified liabilities of CoreFunds International. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Plan also calls for the distribution  of shares of Evergreen  International  to CoreFunds  International
shareholders in liquidation of CoreFunds International as part of the Reorganization. As a result of the Reorganization, the holders of Class A, Class B and Class Y shares of CoreFunds International will become the owners of that number of full and fractional Class A, Class B and Class Y shares, respectively, of Evergreen International having an aggregate net asset value equal to the aggregate net asset value of the shareholders' shares of CoreFunds International, as of the close of business immediately prior to the date that CoreFunds International's assets are exchanged for shares of Evergreen International. See "Reasons for the Reorganization - Agreement and Plan of Reorganization."

         The Directors of CoreFunds, Inc., including the Directors who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"), have concluded that the Reorganization would be in the best interests of shareholders of CoreFunds International, and that the interests of the shareholders of CoreFunds International will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of CoreFunds International's shareholders.

                          THE BOARD OF DIRECTORS OF COREFUNDS, INC.
               RECOMMENDS APPROVAL BY SHAREHOLDERS OF COREFUNDS INTERNATIONAL
                          OF THE PLAN EFFECTING THE REORGANIZATION.

         The Trustees of Evergreen International Trust have also approved the Plan and, accordingly, Evergreen International's participation in the Reorganization.

         Approval of the Reorganization on the part of CoreFunds International will require the affirmative vote of a majority of CoreFunds International's outstanding shares, with all classes voting together as a single class at a Meeting at which a quorum of the Fund's shares is present. A majority of the outstanding shares entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

         The merger of CoreStates Financial Corp ("CoreStates Financial") with and into a wholly-owned subsidiary of First Union Corporation ("First Union") (the "Merger") has been consummated and, as a result, by law the Merger terminated the investment advisory agreement between CSIA and CoreFunds International and the sub-advisory agreements between CSIA and Martin Currie and between CSIA and Aberdeen. Prior to consummation of the Merger, CoreFunds International received an order from the SEC which permitted the implementation, without formal shareholder approval, of a new investment advisory agreement between the Fund and CSIA for a period of not more than 150 days (September 27,
1998) beginning on the date of the closing of the Merger and continuing through the date the Interim Advisory Agreement is approved by the Fund's shareholders. Pursuant to Rule 15a-4 under the 1940 Act, Martin Currie and Aberdeen are permitted to serve as sub-advisers to CoreFunds International for up to 120 days from the date of the Merger without shareholder approval. The Interim Advisory Agreement and the two Interim Sub-Advisory Agreements have the same terms and fees as the previous investment advisory agreement between CoreFunds International and CSIA and the previous sub-advisory agreements between CSIA and Martin Currie and between CSIA and

Aberdeen. The Reorganization is scheduled to take place on or about July 27, 1998.

         Approval of the Interim Advisory Agreement and the Interim Sub-Advisory Agreements requires the affirmative vote of (i) 67% or more of the shares of CoreFunds International present in person or by proxy at the Meeting, if holders of more than 50% of the shares of CoreFunds International outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of CoreFunds International, whichever is less. See "Voting Information Concerning the Meeting."

         If the shareholders of CoreFunds International do not vote to approve the Reorganization, the Directors will consider other possible courses of action in the best interests of shareholders.

Tax Consequences

         Prior to or at the completion of the Reorganization, CoreFunds International will have received an opinion of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen International in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen International that are received by CoreFunds International's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of CoreFunds International in the hands of Evergreen International as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen International upon the receipt of the assets of the Fund in exchange for shares of Evergreen International and the assumption by Evergreen International of the identified liabilities.

Investment Objectives and Policies of the Funds

         The investment objectives and policies of Evergreen International and CoreFunds International are similar.

         The investment objective of Evergreen International is to seek long-term growth of capital. As a secondary objective, the Fund seeks modest income. In pursuing its investment objectives, the Fund invests primarily in equity securities issued by established, quality companies located in countries with developed markets. The Fund may invest a portion of its assets in equity securities of companies located in certain emerging markets and the formerly communist countries of Eastern Europe.

         The investment objective of CoreFunds International is to seek long-term capital appreciation, consistent with reasonable risk, by investing primarily in appreciation-oriented equity securities of companies located outside the United States. See "Comparison of Investment Objectives and Policies" below.

Comparative Performance Information for each Fund

         Discussions of the manner of calculation of total return are contained in the respective Prospectuses and Statements of Additional Information of the Funds. The following tables set forth, as applicable, the total return of the Class B shares of Evergreen International for the one year, five year and ten year periods ended March 31, 1998, of the Class Y and Class A shares of CoreFunds International for the one year and five year periods ended March 31, 1998 and for all classes of both Funds for the period from inception through March 31, 1998. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.

                         Average Annual Total Return (1)


                              1 Year            5 Years                10 Years
                              Ended             Ended                  Ended                From
                              March             March                  March                Inception To
                              31,               31,                    31,                  March 31,                   Inception
                              1998              1998                   1998                 1998                        Date
                              -------           -------                --------             ---------                   ---------

Evergreen
International

Class A shares                N/A               N/A                    N/A                  13.25%                       1/20/98

Class B shares                21.48%            13.91%                 7.09%                10.89%                       12/1/75

Class Y shares                N/A               N/A                    N/A                   5.96%                        3/9/98

CoreFunds
International

Class A shares                12.30%            10.50%                 N/A                  11.94%                        1/4/93

Class B shares                N/A               N/A                    N/A                  29.75%                      11/24/97


Class Y shares                19.25%            11.93%                 N/A                   9.47%                       2/12/90

--------------

                                                                -17-

(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

         Important information about Evergreen International is also contained in management's discussion of Evergreen International's performance, attached hereto as Exhibit E. This information also appears in Evergreen International's most recent Annual Report.

Management of the Funds

         The overall management of Evergreen International and of CoreFunds International is the responsibility of, and is supervised by, the Board of Trustees of Evergreen International Trust and the Board of Directors of CoreFunds, Inc., respectively.


Investment Advisers and Sub-Advisers

         The investment adviser to Evergreen International is Keystone Investment Management Company ("Keystone"). Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is an indirect wholly-owned subsidiary of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union, the sixth largest bank holding company in the United States based on total assets as of September 30, 1997. Keystone and its affiliates manage the Evergreen family of mutual funds with assets of approximately $46 billion as of March 31, 1998. For further information regarding Keystone, FUNB and First Union, see "Management of the Funds - Investment Advisers" in the Prospectuses of Evergreen International.

         Keystone manages investments and supervises the daily business affairs of Evergreen International subject to the authority of the Trustees. Keystone is entitled to receive from the Fund an annual fee equal to 0.75% of the first
$200,000,000 of the Fund's average daily net assets, plus 0.65% of the next $200,000,000, plus 0.55% of the next $200,000,000, plus 0.45% of amounts over
$600,000,000.

         CSIA serves as the investment adviser for CoreFunds International. As investment adviser, CSIA has overall responsibility for portfolio management of the Fund. For its services as investment adviser, CSIA is entitled to receive a fee at an annual rate of 0.80% of the Fund's average daily net assets. CSIA has engaged Martin Currie and Aberdeen as the Fund's sub-advisers. CSIA compensates Martin Currie and Aberdeen from the advisory fee received from CoreFunds International. See "Information Regarding the Interim Sub-Advisory Agreements."

         Each investment adviser may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.

         Year 2000 Risks. Like other investment companies, financial and business organizations and individuals around the world, Evergreen International could be adversely affected if the computer systems used by the Fund's investment adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

Administrator

         SEI Fund Resources ("SEI") acts as the administrator for CoreFunds International and provides the Fund with certain administrative personnel and services including certain legal and accounting services. SEI is entitled to receive a fee for such services at the annual rate of 0.25% of the Fund's average daily net assets. SEI will continue during the term of the Interim Advisory Agreement as CoreFunds International's administrator for the same compensation as currently received.

Portfolio Management

         Gilman C. Gunn has been Senior Vice President and Chief Investment Officer - International at Keystone and Portfolio Manager of Evergreen International since joining Keystone in 1991. Mr Gunn has 24 years of banking and investment management experience.

Distribution of Shares

         Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of Evergreen International's shares. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen International offers four classes of shares: Class A, Class B, Class C and Class Y. Each class has separate distribution arrangements. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.

         In the proposed Reorganization, shareholders of CoreFunds International will receive the corresponding class of shares of Evergreen International which they currently hold. The Class Y, Class A and Class B shares of Evergreen International have substantially similar arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the Class Y, Class A and Class B shares of CoreFunds International. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen International shares acquired by shareholders of CoreFunds International pursuant to the proposed Reorganization would not be subject to any initial sales charge or CDSC as a result of the Reorganization. However, Class B shares acquired as a result of the Reorganization would continue to be subject to a CDSC upon subsequent redemption to the same extent as if shareholders had continued to hold their shares of CoreFunds International. The CDSC applicable to Class B shares of Evergreen International received in the Reorganization will be the CDSC schedule of CoreFunds International in effect at the time Class B shares of CoreFunds International were originally purchased.

         The following is a summary description of charges and fees for the Class Y, Class A and Class B shares of Evergreen International which will be received by CoreFunds International shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Evergreen International Prospectuses and the CoreFunds International Prospectuses and in each Fund's Statement of Additional Information.

         Class Y Shares. Class Y shares are sold at net asset value without any initial or deferred sales charge and are not subject to distribution-related fees. Class Y shares are only available to (i) all shareholders of record in one or more of the Evergreen family of funds for which Evergreen Asset Management Corp. ("Evergreen Asset") serves as investment adviser as of December 30, 1994,
(ii) certain institutional investors and (iii) investment advisory clients of FUNB, Evergreen Asset or their affiliates. CoreFunds International shareholders who receive Evergreen International Class Y shares in the Reorganization and who wish to make subsequent purchases of Evergreen International shares will be able to purchase Class Y shares.

         Class A  Shares.  Class A shares  are sold at net asset  value  plus an initial sales charge and, as indicated below, are subject to distribution-related fees. For a description of the initial sales charges applicable to purchases of Class A shares, see "Purchase and Redemption of Shares - How to Buy Shares" in the applicable Prospectus for Evergreen International. No initial sales charge will be imposed on Class A shares of Evergreen International received by CoreFunds International's shareholders in the Reorganization.

         Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC, which ranges from 5% to 1%, if shares are redeemed during the first six years after the month of purchase. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares issued in the Reorganization will automatically convert to Class A shares after six years in accordance with the terms of conversion applicable to Class B shares of CoreFunds International rather than in seven years after the month of purchase in accordance with the conversion terms applicable to Class B shares of Evergreen International. For purposes of determining when Class B shares issued in the Reorganization to shareholders of CoreFunds International will convert to Class A shares, such shares will be deemed to have been purchased as of the date Class B shares of CoreFunds International were originally purchased.

         Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

         Additional information regarding the classes of shares of each Fund is included in its respective Prospectuses and Statement of Additional Information.

         Distribution-Related and Shareholder Servicing-Related Expenses. Evergreen International has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class. This amount may be increased to the full plan rate for the Fund by the Trustees without shareholder approval.

         CoreFunds International has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate of 0.25% of average daily net assets attributable to the Class.

         CoreFunds International has not adopted a Rule 12b-1 plan with respect to Class Y shares.

         Each of Evergreen International and CoreFunds International has also adopted a 12b-1 plan with respect to its Class B shares under which the Class may pay for distribution-related and shareholder servicing-related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class.

         The Class B Rule 12b-1 plans of each Fund provide that, of the total 1.00% 12b-1 fees, up to 0.25% may be for payment in respect of "shareholder services." Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc. ("NASD"), following the Reorganization Evergreen International may make distribution-related and shareholder servicing-related payments with respect to CoreFunds International shares sold prior to the Reorganization including payments to CoreFunds International's former underwriter.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectuses and Statement of Additional Information.


Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Evergreen International is $1,000. The minimum initial purchase requirement for Class A, Class B and Class Y shares of CoreFunds International is $500, $500 and $1,000,000, respectively. There is no minimum for subsequent purchases of shares of either Fund. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectuses for each Fund. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 ($500 for CoreFunds International Class A and Class B shares) of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         CoreFunds International currently permits holders of Class A and Class B shares to exchange such shares for Class A and Class B shares of another CoreFunds, Inc. portfolio. Exchanges of Class Y shares are generally not permitted. Holders of shares of a class of Evergreen International generally may exchange their shares for shares of the same class of any other Evergreen fund. CoreFunds International shareholders will be receiving Class Y, Class A and Class B shares of Evergreen International in the Reorganization and, accordingly, with respect to shares of Evergreen International received by CoreFunds International shareholders in the Reorganization, the exchange privilege is limited to the Class Y, Class A and Class B shares, as applicable, of other Evergreen funds. Evergreen International limits exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectuses and Statement of Additional Information.

Dividend Policy

         Evergreen International distributes its investment company taxable income annually. CoreFunds International distributes net investment income periodically. Each Fund distributes net realized gains at least annually. Shareholders begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectuses of each Fund for further information concerning dividends and distributions.

         After the Reorganization, shareholders of CoreFunds International who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen International reinvested in shares of Evergreen International. Shareholders of CoreFunds International who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen International in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen International.

         Each of Evergreen International and CoreFunds International has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks

         An investment in each Fund is subject to certain risks. There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Policies."

         Both Funds may employ for hedging purposes the strategy of engaging in options and futures transactions. The risks involved in these strategies are described in the "Investment Practices and Restrictions-Options and Futures"
section in the Prospectuses of Evergreen International.

         Both Funds invest substantially all of their assets in foreign securities. Securities markets in foreign countries in which the Funds may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations on foreign companies; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the Fund's ability to purchase or sell large blocks of securities and thus obtain the best price; (8) transaction costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) the possibility that foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, the Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries.

         Evergreen International, unlike CoreFunds International, may invest in securities of issuers in emerging markets countries and the formerly communist countries of Eastern Europe. Investing in securities of issuers in emerging markets countries involves exposure to economic systems that are generally less stable than those of developed countries. Investing in companies in emerging markets countries may involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility for those securities.

         When a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund's shares may be affected by changes in exchange rates.

                                          REASONS FOR THE REORGANIZATION

         On November 18, 1997, First Union entered into an Agreement and Plan of Merger with CoreStates Financial, which provided, among other things, for the Merger of CoreStates Financial with and into a wholly-owned subsidiary of First Union. The Merger was consummated on April 30, 1998. As a result of the Merger it is expected that FUNB and its affiliates will succeed to the investment advisory and administrative functions currently performed for CoreFunds International by various units of CoreStates Financial and various unaffiliated parties. It is also expected that CoreStates Financial and its subsidiaries will no longer, upon completion of the Reorganization and similar reorganizations of other portfolios of CoreFunds, Inc., provide investment advisory or administrative services to investment companies.

         Based on information received from CSIA and FUNB, at a meeting held on February 6, 1998, all of the Directors present, including the Independent Directors, considered and approved the Reorganization as in the best interests of shareholders of CoreFunds International and determined that the interests of existing shareholders of CoreFunds International will not be diluted as a result of the transactions contemplated by the Reorganization. In addition, the Directors approved the Interim Advisory Agreement and the two Interim Sub-Advisory Agreements with respect to CoreFunds International.

         As noted above, CoreStates Financial has merged with and into a wholly-owned subsidiary of First Union. CoreStates Financial is the parent company of CSIA, investment adviser to the mutual funds which comprise CoreFunds, Inc. The Merger caused, as a matter of law, termination of the investment advisory agreement between each series of CoreFunds, Inc. and CSIA with respect to the Fund and the sub-advisory agreements between CSIA and Martin Currie and between CSIA and Aberdeen. CoreFunds, Inc. has received an order from the SEC which permits CSIA to continue to act as CoreFunds International's investment adviser, without shareholder approval, for a period of not more than 150 days from the date the Merger was consummated (April 30, 1998) to the date of shareholder approval of a new investment advisory agreement. Pursuant to Rule 15a-4 promulgated by the SEC, Martin Currie and Aberdeen may serve as sub-advisers to the Fund for 120 days (until August 28, 1998) without shareholder approval. Accordingly, the Directors considered the recommendations of CSIA in approving the proposed Reorganization.

         In approving the Plan, the Directors reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between Evergreen International and CoreFunds International. Specifically, Evergreen International and CoreFunds International have substantially similar investment objectives and policies and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Directors evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon the combination of CoreFunds International with Evergreen International. As of December 31, 1997, Evergreen International's net assets were approximately $143 million and CoreFunds International's net assets were approximately $161 million.

         In addition, assuming that an alternative to the Reorganization would be to propose that CoreFunds International continue its existence and be separately managed by FUNB or one of its affiliates, CoreFunds International would be offered through common distribution channels with the similar Evergreen International. CoreFunds International would also have to bear the cost of maintaining its separate existence. CSIA and FUNB believe that the prospect of dividing the resources of the Evergreen mutual fund organization between two similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and greater economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, CSIA and FUNB believe that the proposed Reorganization would be in the best interests of each Fund and its shareholders.

         The Board of Directors of CoreFunds, Inc. met and considered the recommendation of CSIA and FUNB, and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholders' interests; (iii) expense ratios, fees and expenses of Evergreen International and CoreFunds International and the agreement by Evergreen International's investment adviser to limit the Fund's annual operating expenses for a period of at least two years to the current annual operating expenses (before waivers) of Corefunds International; (iv) the comparative performance records of each of the Funds;

(v) compatibility of their investment objectives and policies; (vi) the investment experience, expertise and resources of FUNB; (vii) the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds; (viii) the personnel and financial resources of First Union and its affiliates; (ix) the fact that FUNB will bear the expenses incurred by CoreFunds International in connection with the Reorganization; (x) the fact that Evergreen International will assume the identified liabilities of CoreFunds International; and (xi) the expected federal income tax consequences of the Reorganization.

         The Directors also considered the benefits to be derived by shareholders of CoreFunds International from the sale of its assets to Evergreen International. In this regard, the Directors considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation in such an entity by shareholders of CoreFunds International.

         In addition, the Directors considered that there are alternatives available to shareholders of CoreFunds International, including the ability to redeem their shares, as well as the option to vote against the Reorganization.

         Section  15(f) of the  1940  Act  provides  that  when a change  in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith under certain conditions. One condition is that for three years thereafter, at least 75% of the board of directors of a surviving investment company are not "interested persons" of the company's investment adviser or of the investment adviser of the terminating investment company. Another condition is that no
"unfair burden" is imposed on the investment company as a result of the understandings applicable thereto. The term "unfair burden" is considered under the 1940 Act to include any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than fees for bona fide principal underwriting services). FUNB advised CoreFunds, Inc. that it intends to comply with conditions set forth in Section 15(f).

         During their consideration of the Reorganization the Directors met with Fund counsel regarding the legal issues involved. The Trustees of Evergreen International Trust also concluded at a meeting on February 11, 1998 that the proposed Reorganization would be in the best interests of shareholders of Evergreen International and that the interests of the shareholders of Evergreen International would not be diluted as a result of the transactions contemplated by the Reorganization.

         The Directors of CoreFunds, Inc. have voted to retain their ability to make claims under their existing Directors and Officers Errors and Omissions Liability Insurance Policy for a period of three years following the consummation of the Reorganization. CoreStates Financial and First Union have agreed to take appropriate steps to insure that the cost of extending such coverage will not be borne by CoreFunds International's shareholders.

                    THE DIRECTORS OF COREFUNDS, INC. RECOMMEND
             THAT THE SHAREHOLDERS OF COREFUNDS INTERNATIONAL APPROVE
                           THE PROPOSED REORGANIZATION.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

         The Plan provides that Evergreen International will acquire all of the assets of CoreFunds International in exchange for shares of Evergreen International and the assumption by Evergreen International of the identified liabilities of CoreFunds International on or about July 27, 1998 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, CoreFunds International will endeavor to discharge all of its known liabilities and obligations. Evergreen International will not assume any liabilities or obligations of CoreFunds International other than those reflected in an unaudited statement of assets and liabilities of CoreFunds International prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of Evergreen International to be received by the shareholders of CoreFunds International will be determined by multiplying the respective outstanding class of shares of CoreFunds International by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of CoreFunds International by the net asset value per share of the respective class of shares of Evergreen International. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State  Street  Bank and Trust  Company,  the  custodian  for  Evergreen
International, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statement of Additional Information of Evergreen International, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, CoreFunds International will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, CoreFunds International will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen International received by CoreFunds International. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on Evergreen International's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Evergreen International due to the Fund's shareholders. All issued and outstanding shares of CoreFunds International, including those represented by certificates, will be canceled. The shares of Evergreen International to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, CoreFunds International will be terminated. In connection with such termination, CoreFunds, Inc. will file with the SEC an application for termination as a registered investment company.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by CoreFunds International's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of CoreFunds International's shareholders, the Plan may be terminated (a) by the mutual agreement of CoreFunds International and Evergreen International; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         The expenses of CoreFunds International in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by FUNB whether or not the Reorganization is consummated. No portion of such expenses will be borne directly or indirectly by CoreFunds International or its shareholders.

         If the Reorganization is not approved by shareholders of CoreFunds International, the Board of Directors of CoreFunds, Inc. will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, CoreFunds International will receive an opinion of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

         (1) The transfer of all of the assets of CoreFunds International solely in exchange for shares of Evergreen International and the assumption by Evergreen International of the identified liabilities, followed by the distribution of Evergreen International's shares by CoreFunds International in dissolution and liquidation of CoreFunds International, will constitute a "reorganization" within the meaning of section 368(a)(1)(D) of the Code, and Evergreen International and CoreFunds International will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by CoreFunds International on the transfer of all of its assets to Evergreen International solely in exchange for Evergreen International's shares and the assumption by Evergreen International of the identified liabilities of CoreFunds International or upon the distribution of Evergreen International's shares to CoreFunds International's shareholders in exchange for their shares of CoreFunds International;

         (3) The tax basis of the assets transferred will be the same to Evergreen International as the tax basis of such assets to CoreFunds International immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen International will include the period during which the assets were held by CoreFunds International;

         (4) No gain or loss will be recognized by Evergreen International upon the receipt of the assets from CoreFunds International solely in exchange for the shares of Evergreen International and the assumption by Evergreen International of the identified liabilities of CoreFunds International;

         (5) No gain or loss will be recognized by CoreFunds International's shareholders upon the issuance of the shares of Evergreen International to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of CoreFunds International; and

         (6) The aggregate tax basis of the shares of Evergreen International, including any fractional shares, received by each of the shareholders of CoreFunds International pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of CoreFunds International held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Evergreen International, including fractional shares, received by each such shareholder will include the period during which the shares of CoreFunds International exchanged therefor were held by such shareholder (provided that the shares of CoreFunds International were held as a capital asset on the date of the Reorganization).

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of CoreFunds International would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen International shares he or she received. Shareholders of CoreFunds International should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen International. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of CoreFunds International should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.

         Capital loss carryforwards of CoreFunds International will be available to Evergreen International to offset capital gains recognized after the Reorganization, subject to limitations imposed by the Code. These limitations provide generally that the amount of loss carryforward which may be used in any year following the closing is an amount equal to the value of all of the outstanding stock of CoreFunds International immediately prior to the Reorganization, multiplied by a long-term tax-exempt bond rate determined monthly by the Internal Revenue Service. The rate for February, 1998 was 5.23%. A capital loss carryforward may generally be used without any limit to offset gains recognized on sale of assets transferred by CoreFunds International to Evergreen International pursuant to the Reorganization, to the extent of the excess of the value of any such asset on the Closing Date over its tax basis.

Pro-forma Capitalization

         The following table sets forth the capitalizations of Evergreen International and CoreFunds International as of December 31, 1997, and the capitalization of Evergreen International on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value and the conversion of 14,299,191 Evergreen International Class B shares to Class A shares. The pro forma data reflects an exchange ratio of approximately 1.92464, 1.92464, and 1.92464 Class Y, Class A shares and Class B shares respectively, of Evergreen International issued for each Class Y, Class A and Class B share, respectively, of CoreFunds International.

                                    Capitalization of CoreFunds International,
                                       Evergreen International and Evergreen
                                             International (Pro Forma)



                                       CoreFunds                   Evergreen                    Evergreen International
                                       International               International                (After Reorganization)
                                       -------------               -------------                ----------

Net Assets
   Class A........................     $2,323,888                  N/A                          $101,050,671
   Class B........................     $   13,990                  $143,394,020                 $ 44,681,227
   Class C........................     N/A                         N/A                          N/A
   Class Y........................     $158,407,654                N/A                          $158,407,654
                                       ------------                -----------                  ------------
   Total Net Assets                    $160,745,532                $143,394,020                 $304,139,552

Net Asset Value Per
Share
   Class A........................     $13.28                      N/A                          $6.90
   Class B........................     $13.28                      $6.90                        $6.90
   Class C........................     N/A                         N/A                          N/A
   Class Y........................     $13.28                      N/A                          $6.90
Shares Outstanding
   Class A........................     175,016                     N/A                          14,636,034
   Class B........................       1,054                     20,768,615                    6,471,452
   Class C........................     N/A                         N/A                          N/A


                                                                -32-





                                       CoreFunds                   Evergreen                    Evergreen International
                                       International               International                (After Reorganization)
                                       -------------               -------------                ----------
   Class Y........................     11,925,445                  N/A                          22,952,161
                                       -----------                 ---------                    ----------
   All Classes....................     12,101,515                  20,768,615                   44,059,647

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information

         As of May 29, 1998 (the "Record  Date"),  the following  number of each
Class  of  shares  of  beneficial   interest  of  CoreFunds   International  was
outstanding:


Class of Shares
---------------

Class Y.................................................  11,685,543
Class A.................................................     171,412
Class B.................................................       2,956
                                                          ----------
All Classes.............................................  11,859,911


         As of March 31, 1998, the officers and Directors of CoreFunds, Inc. beneficially owned as a group less than 1% of the outstanding shares of CoreFunds International. To CoreFunds, Inc.'s knowledge, the following persons owned beneficially or of record more than 5% of CoreFunds International's total outstanding shares as of March 31, 1998:


                                                                             Percentage
                                                                             of Shares              Percentage of
                                                                             of Class               Shares of
                                                                             Before                 Class After
                                                      No. of                 Reorgani-              Reorgani-
Name and Address                   Class              Shares                 zation                 zation
----------------                   -----              ------                 ---------              ---------
Patterson & Co.                       Y               11,417,735             97.22%                 95.25%

PNB Personal
Trust Accounting
P.O. Box 7829
Philadelphia, PA
19101-7829



                                                       -33-




                                                                             Percentage
                                                                             of Shares              Percentage of
                                                                             of Class               Shares of
                                                                             Before                 Class After
                                                      No. of                 Reorgani-              Reorgani-
Name and Address                   Class              Shares                 zation                 zation
----------------                   -----              ------                 ---------              ---------
National                              A                   57,338             32.67%                  0.79%
Financial
Services Corp.
For Exclusive Use
of Our Customers
200 Liberty
Street, 4th Floor
1 World Financial
Center
New York, NY
10281-1003

Mark E.                               A               16,040                  9.14%                  0.22%
Stalnecker &
Susan M.
Stalnecker
9 Briarcrest Dr.
Wallingford, PA
19085-6710


CoreStates Bank,                      B               206                    6.95%                  0.01%
NA Cust. for the
IRA of John D.
Leibenguth
3178 Bellview Rd.
Schnecksville, PA
18078-2858
CoreStates Bank,                      B               367                    12.42%                 0.01%
NA Cust. for the
IRA of
Christopher A.
Amalfitano
2518 Grendon Dr.
Wilmington, DE
19808-4057
CoreStates Bank,                      B               180                    6.08%                  0.01%
NA Cust. for the
Rollover IRA of
Robert Gravely
762 Church Ln.
Yeanon, PA
19050-3536


                                                       -34-





CoreStates Bank,                      B               1,210                  40.93%                 0.04%
NA Cust. for the
Rollover IRA of
Kathleen D.
Carberry
421 Sunset Ave.
Maple Shade, NJ
08052-2816
CoreStates Bank,                      B                 363                  12.29%                 0.01%
NA Cust. for the
IRA of Robert G.
Hedly, Sr.
3007 Greens Way
Cir.
Collegeville, PA
19426-3184
Luis A. Rodriguez                     B                 251                   8.50%                  0.01%
3833 N. 5th St.
2nd Floor
Philadelphia, PA
19140-3337


                                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectuses and Statement of Additional Information of the Funds. The investment objective, policies and restrictions of Evergreen International can be found in the Prospectuses of Evergreen International under the caption "Description of the Funds - Investment Objectives and Policies." Evergreen International's Prospectuses also offer additional funds advised by FUNB or its affiliates. These additional funds are not involved in the Reorganization, their investment objectives and policies are not discussed in this Prospectus/Proxy Statement, and their shares are not offered hereby. The investment objective, policies and restrictions of CoreFunds International can be found in the respective Prospectuses of the Fund under the caption "Information on the Funds." Unlike the investment objective of CoreFunds International, which is fundamental, the investment objective of Evergreen International is non- fundamental and can be changed by the Board of Trustees without shareholder approval.

     The investment objective of Evergreen International is to seek long-term growth of capital. As a secondary objective, the Fund seeks modest income. In pursuing its investment objectives, the Fund invests primarily in equity securities issued by established, quality companies located in countries with developed markets. The Fund may invest a portion of its assets in equity securities of companies located in certain emerging markets and the formerly communist countries of Eastern Europe. Countries with emerging markets are generally those where the per capita income is in the low to middle ranges, as determined by the World Bank.

         Under normal circumstances, Evergreen International invests at least 65% of its total assets in the securities of companies in at least three different countries (other than the United States). For this purpose, a company is deemed to be located in a particular country if (1) it is organized under the laws of that country; (2) its principal securities trading market is in that country; (3) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country; or
(4) it has at least 50% of its assets located in that country. Excluding repurchase agreements, the Fund currently follows a policy of investing solely in securities of non-U.S. issuers.

         While Evergreen International focuses on equity securities, it may invest a portion of its assets in debt securities issued by public or private issuers with any rating or that are unrated; provided, however, that the Fund may only invest up to 10% of its total assets in high yield/high risk bonds, which are debt securities rated below investment grade; i.e., BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service ("Moody's"). Securities rated below investment grade are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. For additional information concerning the risks of investments in high yield bonds, see "Special Risk Considerations-Risk Characteristics of High Yield Bonds" in the Prospectuses of Evergreen International.

         Evergreen International may also invest in payment-in-kind securities issued by public or private issuers, as well as preferred stocks, convertible securities, and rights and warrants to purchase common stocks, when the Fund's investment adviser determines that such investment is consistent with the Fund's investment objectives.

         The investment objective of CoreFunds International is to seek long-term capital appreciation, consistent with reasonable risk, by investing primarily in appreciation-oriented equity securities of companies located outside the United States. Under normal market conditions, CoreFunds International will invest at least 65% of its total assets in the equity securities of companies located in at least three different countries. Companies are located in a country if they are headquartered or doing business primarily in that country.

         CoreFunds International invests in appreciation-oriented equity securities of companies located outside the United States, including Australia, Canada, France, Hong Kong, Japan, Mexico, Singapore, Sweden, Switzerland, Germany, Netherlands and the United Kingdom. "Appreciation-oriented" securities are equity securities of companies that the Fund's adviser and sub-advisers believe have the greatest potential for long-term growth.

         The characteristics of each investment policy and the associated risks are described in each Fund's respective Prospectuses and Statement of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectuses and Statement of Additional Information of each Fund.

                                COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization

         Evergreen International Trust and CoreFunds, Inc. are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen International Trust is organized as a Delaware business trust and is governed by its Declaration of Trust, By-Laws and a Board of Trustees. CoreFunds, Inc. is organized as a Maryland corporation and is governed by its Articles of Incorporation, ByLaws and a Board of Directors. Each entity is also governed by applicable Delaware, Maryland and federal law. Evergreen International is a series of Evergreen International Trust and CoreFunds International is a series of CoreFunds, Inc.

Capitalization

         The beneficial interests in Evergreen International are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. CoreFunds, Inc.'s authorized shares consist of 30 billion shares of common stock, par value $.001 per share, of which 25 million are classified as Class Y shares, 25 million are classified as Class A shares, and 25 million are classified as Class B shares of CoreFunds International. Evergreen International Trust's Declaration of Trust and CoreFunds, Inc.'s Articles of Incorporation permit the Trustees or Directors, respectively, to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees or Directors, respectively, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees or Directors. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular Fund.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen International Trust or a shareholder is subject to the jurisdiction of courts in those states, it is possible that a court may not apply Delaware law, and may thereby subject shareholders of Evergreen International Trust to liability. To guard against this risk, the Declaration of Trust of Evergreen International Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen International Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen International Trust is remote.

         Under Maryland law, shareholders of CoreFunds International have no personal liability as such for the acts or obligations of the Fund or CoreFunds, Inc., as the case may be.

Shareholder Meetings and Voting Rights

         Neither Evergreen International Trust on behalf of Evergreen International nor CoreFunds, Inc. on behalf of CoreFunds International is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Director must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen International Trust or CoreFunds, Inc. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees or Directors if, at any time, less than a majority of the Trustees or Directors then holding office were elected by shareholders. Neither Evergreen International Trust nor CoreFunds, Inc. currently intends to hold regular shareholder meetings and neither entity permits cumulative voting. Except when a larger quorum is required by applicable law, with respect to Evergreen International, twenty-five percent (25%) of the outstanding shares entitled to vote, and with respect to CoreFunds International, a majority of the outstanding shares entitled to vote constitutes a quorum for consideration of such matter. For Evergreen International, a majority of the votes cast and entitled to vote, and for CoreFunds International, a majority of the outstanding shares, is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen International Trust, each share of Evergreen International will be entitled to one vote for each dollar of net asset value applicable to each share. Under the voting provisions governing CoreFunds International, each share is entitled to one vote. Over time, the net asset values of the mutual funds which are each a series of CoreFunds, Inc. have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund with a lower net asset value will purchase more shares, and under CoreFunds International's voting provisions, have more votes, than the same investment in a fund with a higher net asset value. Under the Declaration of Trust of Evergreen International Trust, voting power is related to the dollar value of the shareholders' investment rather than to the number of shares held.

Liquidation or Dissolution

         In the event of the liquidation of Evergreen International or CoreFunds International, the shareholders are entitled to receive, when and as declared by the Trustees or Directors, respectively, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         The  By-Laws  of  CoreFunds,  Inc.  provide  that a  present  or former
Director or officer is entitled to indemnification to the full extent permissible under the laws of the State of Maryland and the 1940 Act against liabilities and expenses with respect to claims related to his or her position with CoreFunds, Inc., provided that no indemnification shall be provided to a Director or officer against any liability to CoreFunds, Inc. or any shareholder by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Under the Declaration of Trust of Evergreen International Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen International Trust, Articles of Incorporation of CoreFunds, Inc., By-Laws, Delaware and Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Articles of Incorporation, By-Laws, and Delaware and Maryland law directly for more complete information.

                          INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT

Introduction

         In view of the Merger discussed above, and the factors discussed below, the Board of Directors of CoreFunds, Inc. recommends that shareholders of CoreFunds International approve the Interim Advisory Agreement. The Merger became effective on April 30, 1998. Pursuant to an order received from the SEC all fees payable under the Interim Advisory Agreement will be placed in escrow and paid to CSIA if shareholders approve the contract within 150 days of its effective date. The Interim Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from its effective date. The terms of the Interim Advisory Agreement are essentially the same as the Previous Advisory Agreement (as defined below). The only difference between the Previous Advisory Agreement and the Interim Advisory Agreement, if approved by shareholders, is the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which CSIA continues as investment adviser to CoreFunds International, as well as the services to be provided by CSIA pursuant thereto, is set forth below under "Advisory Services." The description of the Interim Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Advisory Agreement, attached hereto as Exhibit B.

         CSIA, a Pennsylvania corporation, is an indirect wholly-owned subsidiary of First Union. CSIA's address is 1500 Market Street, Philadelphia, Pennsylvania 19102. CSIA has served as investment adviser pursuant to an Investment Advisory Agreement dated April 12, 1996. As used herein, the Investment Advisory Agreement for CoreFunds International is referred to as the "Previous Advisory Agreement." At a meeting of the Board of Directors of CoreFunds, Inc. held on February 6, 1998, the Directors, including a majority of the Independent Directors, approved the Interim Advisory Agreement for CoreFunds International.

         The Directors have authorized CoreFunds, Inc., on behalf of CoreFunds International, to enter into the Interim Advisory Agreement with CSIA. Such Agreement became effective on April 30, 1998. If the Interim Advisory Agreement for CoreFunds International is not approved by shareholders, the Directors will consider appropriate actions to be taken with respect to CoreFunds International's investment advisory arrangements at that time. The Previous Advisory Agreement was last approved by the Directors, including a majority of the Independent Directors, on June 5, 1997.

Comparison of the Interim Advisory Agreement and the Previous
Advisory Agreement

         Advisory Services. The management and advisory services to be provided by CSIA under the Interim Advisory Agreement are identical to those currently provided by CSIA under the Previous Advisory Agreement. Under the Previous Advisory Agreement and Interim Advisory Agreement, CSIA manages the investment portfolio of CoreFunds International, makes decisions about and places orders for all purchases and sales of the Fund's securities, and maintains certain records relating to these purchases and sales.

     Fees. The investment advisory fees for CoreFunds International under the Previous Advisory Agreement and the Interim Advisory Agreement are identical. See "Summary - Investment Advisers."

         Payment  of  Expenses  and  Transaction  Charges.  Under  the  Previous
Advisory Agreement, CSIA was required to pay all expenses incurred by it in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund and the cost of obtaining market quotations of portfolio securities held by the Fund.

         The Interim Advisory Agreement contains an identical provision.

         Limitation of Liability. The Previous Advisory Agreement provided that CSIA was not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of CSIA in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

         The Interim Advisory Agreement contains an identical provision.

         Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of CoreFunds International (as defined in the 1940 Act) or by a vote of a majority of CoreFunds, Inc.'s entire Board of Directors on 60 days' written notice to CSIA or by CSIA on 60 days' written notice to CoreFunds, Inc. Also, the Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).

         The Previous Advisory Agreement contained identical provisions as to termination and assignment.

Information About CoreFunds International's Investment Adviser

         CSIA, a registered investment adviser, manages, in addition to the Fund, other funds of CoreFunds, Inc. The name and address of each executive officer and director of CoreStates is set forth in Appendix A to this Prospectus/Proxy Statement.

         During the fiscal years ended June 30, 1997, 1996 and 1995, CSIA received from CoreFunds International management fees of $1,131,220, $964,647, and $861,592, respectively, and voluntarily waived fees of $0, $20,021 and $57,439, respectively. CSIA is not currently waiving a portion of its management fee. See "Comparison of Fees and Expenses." CoreStates Bank, N.A. acts as custodian for CoreFunds International and during the fiscal year ended June 30, 1997, received $216,408 in custodian fees.

         The Board of Directors considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Directors considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Directors also considered the fact that there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Previous Advisory Agreement.

                    THE DIRECTORS OF COREFUNDS, INC. RECOMMEND
                 THAT THE SHAREHOLDERS OF COREFUNDS INTERNATIONAL
                      APPROVE THE INTERIM ADVISORY AGREEMENT.

             INFORMATION REGARDING THE INTERIM SUB-ADVISORY AGREEMENTS

Introduction

         In view of the Merger discussed above, and the factors discussed below, the Board of Directors of CoreFunds, Inc. recommends that shareholders of CoreFunds International approve the Interim Sub-Advisory Agreements. The Interim Sub-Advisory Agreements became effective on April 30, 1998. Pursuant to Rule 15a-4 under the 1940 Act, Martin Currie and Aberdeen may serve as sub-advisers to CoreFunds International under the Interim Sub- Advisory Agreements for up to 120 days after their effectiveness, so long as the Interim Sub-Advisory Agreements have been approved by the Directors of CoreFunds, Inc., including a majority of the Independent Directors. This approval has been obtained. The two Interim Sub-Advisory Agreements are also being submitted to shareholders of CoreFunds International for their approval. The Interim Sub-Advisory Agreements will remain in effect until the earlier of the Closing Date of the Reorganization or two years from their effective date. The terms of the Interim Sub-Advisory Agreements are essentially the same as the Previous Sub-Advisory

Agreements (as defined below), except for the length of time the Agreements are in effect. The description of the Interim Sub- Advisory Agreements in this Prospectus/Proxy Statement is qualified in its entirety by reference to the two Interim Sub- Advisory Agreements, attached hereto as Exhibits C and D.

         CSIA has general oversight responsibility for the investment advisory services provided to CoreFunds International by Martin Currie and Aberdeen. CSIA also is responsible for managing the allocation of CoreFunds International's assets between Martin Currie and Aberdeen.

         Martin Currie, Saltire Court, 20 Castle Terrace, Edinburgh EH 2ES, Scotland, has served as sub-adviser to CoreFunds International pursuant to a Sub-Advisory Agreement dated April 12, 1996 (the "Previous Martin Currie Agreement"), and Aberdeen, Nations Bank Tower, 22nd Floor, Fort Lauderdale, Florida 33394, has served as sub-adviser to CoreFunds pursuant to a Sub-Advisory Agreement dated December 15, 1997 (the "Previous Aberdeen Agreement"; the "Previous Martin Currie Agreement" and the "Previous Aberdeen Agreement" are referred to collectively as the "Previous Sub-Advisory Agreements"). The Previous Martin Currie Agreement was last approved by the Directors, including a majority of the Independent Directors, on June 5, 1997 and was approved by shareholders on April 12, 1996. The Previous Aberdeen Agreement was approved by the Directors, including a majority of the Independent Directors, on September 4, 1997 and by shareholders on December 15, 1997.

     Martin Currie, a New York corporation, is a wholly-owned subsidiary of Martin Currie, Ltd., which is owned principally by its full-time working executives. Founded in 1881, Martin Currie, Ltd. is one of Scotland's largest independent investment management groups. Martin Currie was established by Martin Currie, Ltd. to provide foreign investment advisory services to U.S. clients.

         Aberdeen, a Delaware corporation, is wholly owned by Aberdeen Asset Management PLC, a publicly-held corporation based in the United Kingdom. An indirect subsidiary of First Union owns approximately 10.3% of Aberdeen Asset Management PLC. Aberdeen Asset Management PLC has assets under management of approximately $18.1 billion. It formed Aberdeen in 1995 to provide foreign investment advisory services in the United States.

Comparison of the Interim Sub-Advisory Agreements and the Previous Sub-Advisory Agreements

     Sub-Advisory Services. The management and advisory services to be provided by Martin Currie and Aberdeen are identical to those currently provided by them under the Previous Sub-Advisory

Agreements. Under the Previous Sub-Advisory Agreements, Martin Currie and Aberdeen were each responsible for providing a continuous investment program for that portion of CoreFunds International's assets allocated to it by CSIA.

         Fees. The investment sub-advisory fees under the Previous Sub-Advisory Agreements and the Interim Sub-Advisory Agreements are identical. As compensation for services under the Previous Sub-Advisory Agreements, Martin Currie was paid by CSIA a monthly fee equal to 0.50% of the portion of CoreFunds International's daily net assets allocated to Martin Currie, and Aberdeen was paid by CSIA a monthly fee equal to 0.375% of the portion of CoreFunds International's daily net assets allocated to Aberdeen. For the fiscal years ended June 30, 1997, 1996, and 1995, Martin Currie received $362,901, $509,474, and $493,328, respectively, and Aberdeen received $79,385, $15,115, and $0, respectively, in advisory fees.

         Limitation of Liability. The Previous Sub-Advisory Agreements provided that neither Martin Currie nor Aberdeen was liable to CoreFunds International, except that each would be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence by it. The Interim Sub-Advisory Agreements contain identical provisions.

         Termination; Assignment. The Interim Sub-Advisory Agreements each provide that it may be terminated on 60 days' written notice without penalty by CoreFunds, Inc.'s Board of Directors, by a vote of a majority of CoreFunds, Inc.'s outstanding securities, CSIA, or the respective sub-adviser. The Agreements also terminate in the event of their assignment. The Previous Sub-Advisory Agreements contained identical provisions as to termination and assignment.

         The Directors considered the Interim Sub-Advisory Agreements as part of its overall approval of the Plan. The Directors considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Directors also considered the fact that there were no material differences between the terms of the Interim Sub-Advisory Agreements and the terms of the Previous Sub-Advisory Agreements.

                    THE DIRECTORS OF COREFUNDS, INC. RECOMMEND
                  THAT THE SHAREHOLDERS OF COREFUNDS INTERNATIONAL
                    APPROVE THE INTERIM SUB-ADVISORY AGREEMENTS
                         WITH MARTIN CURRIE AND ABERDEEN.

                              ADDITIONAL INFORMATION

         Evergreen International. Information concerning the operation and management of Evergreen International is incorporated herein by reference from the Prospectuses dated March 1, 1998, copies of which are enclosed, and Statement of Additional Information of the same date. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen International at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

         CoreFunds International . Information about the Fund is included in its current Prospectuses dated November 1, 1997 and in the Statement of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectuses and Statement of Additional Information are available upon request and without charge by writing to CoreFunds International at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-355-2673.

         Evergreen International and CoreFunds International are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661- 2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

         The SEC maintains a Web site (http://www.sec.gov) that contains each Fund's Statement of Additional Information and other material incorporated by reference herein together with other information regarding Evergreen International and CoreFunds International.

                                     VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Directors of CoreFunds, Inc. to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., July 17, 1998, at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of CoreFunds International on or about June 1, 1998. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization, FOR the Interim Advisory Agreement, FOR each of the Interim Sub-Advisory Agreements and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the Plan, the Interim Advisory Agreement and each of the Interim Sub-Advisory Agreements which must be approved by a percentage of the shares present at the Meeting or a majority of the outstanding voting securities. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of CoreFunds, Inc. at the address set forth on the cover of this Prospectus/Proxy Statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby, FOR approval of the Interim Advisory Agreement and FOR approval of each of the Interim Sub-Advisory Agreements.

         Approval of the Plan will require the affirmative vote of a majority of the outstanding shares, with all classes voting together as a single class at the Meeting at which a quorum of the Fund's shares is present. Approval of each of the Interim Advisory Agreement and the Interim Sub-Advisory Agreements will require the affirmative vote of (i) 67% or more of the outstanding voting securities present at the Meeting if holders of more than 50% of the outstanding voting securities are present, in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting securities, whichever is less, with all classes voting together as one class. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB or CSIA, their affiliates or other representatives of CoreFunds International (who will not be paid for their soliciting activities). Shareholder Communications Corporation ("SCC") and its agents have been engaged by CoreFunds International to assist in soliciting proxies, and may call shareholders to ask if they would be willing to authorize SCC to execute a proxy on their behalf authorizing the voting of their shares in accordance with the instructions given over the telephone by the shareholders. In addition, shareholders may call SCC at 1-800-733-8481 extension 468 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time in order to initiate the processing of their votes by telephone. SCC will utilize a telephone vote solicitation procedure designed to authenticate the shareholder's identity by asking the shareholder to provide his or her social security number (in the case of an individual) or taxpayer identification number (in the case of an entity). The shareholder's telephone instructions will be implemented in a proxy executed by SCC and a confirmation will be sent to the shareholder to ensure that the vote has been authorized in accordance with the shareholder's instructions. Although a shareholder's vote may be solicited and cast in this manner, each shareholder will receive a copy of this Prospectus/Proxy Statement and may vote by mail using the enclosed proxy card. CoreFunds International believes that this telephonic voting system complies with applicable law and has reviewed an opinion of counsel to that effect.

         If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by telephone, vote by fax or attend in person. Any proxy given by you is revocable.

         In the event that sufficient votes to approve the Reorganization are not received by July 17, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of CoreFunds, Inc. to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Evergreen International which they receive in the transaction at their then-current net asset value. Shares of CoreFunds

International may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of CoreFunds International may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

         CoreFunds International does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of CoreFunds, Inc. at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

         The votes of the shareholders of Evergreen International are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise CoreFunds International whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                                         FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Evergreen International as of October 31, 1997, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The financial statements and financial highlights of CoreFunds International incorporated in this Prospectus/Proxy Statement by reference from the Annual Report of CoreFunds, Inc. for the year ended June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                                   LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen International will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                                  OTHER BUSINESS

         The Directors of CoreFunds, Inc. do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

         THE DIRECTORS OF COREFUNDS, INC. RECOMMEND APPROVAL OF THE PLAN, THE INTERIM ADVISORY AGREEMENT AND EACH OF THE INTERIM SUB- ADVISORY AGREEMENTS, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN AND THE INTERIM ADVISORY AGREEMENT AND EACH OF THE INTERIM SUB-ADVISORY AGREEMENTS.

June 1, 1998

                                                    APPENDIX A

         The names and addresses of the principal executive officers and directors of CoreStates Investment Advisers, Inc. are as follows:

OFFICERS:


Name                                       Address
----                                       -------
David C. Francis, Chief                    First Union National Bank
Investment Officer                         201 South College Street
                                           Charlotte, North Carolina 28288-
                                           1195
L. Robert Cheshire, Vice                   First Union National Bank
President                                  201 South College Street
                                           Charlotte, North Carolina 28288-
                                           1195
John E. Gray, Vice                         First Union National Bank
President                                  201 South College Street
                                           Charlotte, North Carolina 28288-
                                           1195
Dillon S. Harris, Jr., Vice                First Union National Bank
President                                  201 South College Street
                                           Charlotte, North Carolina 28288-
                                           1195
J. Kellie Allen, Vice                      First Union National Bank
President                                  201 South College Street
                                           Charlotte, North Carolina 28288-1195


DIRECTORS:



Name                                       Address
----                                       -------
Donald A. McMullen                         First Union National Bank
                                           201 South College Street
                                           Charlotte, North Carolina 28288-
                                           1195
William M. Ennis                           First Union National Bank
                                           201 South College Street
                                           Charlotte, North Carolina 28288-
                                           1195

Name                                       Address
----                                       -------
William D. Munn                            First Union National Bank
                                           201 South College Street
                                           Charlotte, North Carolina 28288-1195

                                                    APPENDIX B



         The names and addresses of the principal executive officers and directors of Martin Currie, Inc. are as follows:

OFFICERS:


Name                                               Address
----                                               -------
Michael J. Gibson, Vice President                  Saltire Court
                                                   20 Castle Terrace
                                                   Edinburgh EH1 2ES
James K.R. Falconer, Vice President                Saltire Court
                                                   20 Castle Terrace
                                                   Edinburgh EH1 2ES
Patrick J. Scott-Plummer, Chief                    Saltire Court
Executive Officer                                  20 Castle Terrace
                                                   Edinburgh EH1 2ES
Charles J.P. Dawney, Vice President                Saltire Court
                                                   20 Castle Terrace
                                                   Edinburgh EH1 2ES
James M.A. Fairweather, Vice President             Saltire Court
                                                   20 Castle Terrace
                                                   Edinburgh EH1 2ES
Allan D. MacLeod, Vice President                   Saltire Court
                                                   20 Castle Terrace
                                                   Edinburgh EH1 2ES
Michael W. Thomas, Vice President                  Saltire Court
                                                   20 Castle Terrace
                                                   Edinburgh EH1 2ES
James G. Wilson, Vice President                    Saltire Court
                                                   20 Castle Terrace
                                                   Edinburgh EH1 2ES
Anthony P. Hanlon, Vice President                  Saltire Court
                                                   20 Castle Terrace
                                                   Edinburgh EH1 2ES
Timothy J.D. Hall, Vice President                  Saltire Court
                                                   20 Castle Terrace
                                                   Edinburgh EH1 2ES

Name                                              Address
----                                              -------
Susan Gillingham, Vice President                  Saltire Court
                                                  20 Castle Terrace
                                                  Edinburgh EH1 2ES
Colin Winchester, Chief Financial                 Saltire Court
Officer                                           20 Castle Terrace
                                                  Edinburgh EH1 2ES
Julian M.C. Livingston, Group Legal               Saltire Court
Director                                          20 Castle Terrace
                                                  Edinburgh EH1 2ES
Steven N. Johnson, Vice President                 Saltire Court
                                                  20 Castle Terrace
                                                  Edinburgh EH1 2ES
Martin R. Brown, Director of                      Saltire Court
Operations                                        20 Castle Terrace
                                                  Edinburgh EH1 2ES


DIRECTORS:


Name                                                  Address
----                                                  --------
Michael J. Gibson                                     Saltire Court
                                                      20 Castle Terrace
                                                      Edinburgh EH1 2ES
James K.R. Falconer                                   Saltire Court
                                                      20 Castle Terrace
                                                      Edinburgh EH1 2ES
Patrick J. Scott-Plummer                              Saltire Court
                                                      20 Castle Terrace
                                                      Edinburgh EH1 2ES
Charles J.P. Dawney                                   Saltire Court
                                                      20 Castle Terrace
                                                      Edinburgh EH1 2ES
James M.A. Fairweather                                Saltire Court
                                                      20 Castle Terrace
                                                      Edinburgh EH1 2ES
Allan D. MacLeod                                      Saltire Court
                                                      20 Castle Terrace
                                                      Edinburgh EH1 2ES

Name                                                Address
----                                                --------
Michael W. Thomas                                   Saltire Court
                                                    20 Castle Terrace
                                                    Edinburgh EH1 2ES
James G. Wilson                                     Saltire Court
                                                    20 Castle Terrace
                                                    Edinburgh EH1 2ES
Anthony P. Hanlon                                   Saltire Court
                                                    20 Castle Terrace
                                                    Edinburgh EH1 2ES
Timothy J.D. Hall                                   Saltire Court
                                                    20 Castle Terrace
                                                    Edinburgh EH1 2ES
Susan Gillingham                                    Saltire Court
                                                    20 Castle Terrace
                                                    Edinburgh EH1 2ES

                                                    APPENDIX C


         The names and addresses of the principal executive officers and directors of Aberdeen Fund Managers, Inc. are as follows:


Name                                         Address
-----                                        -------

Beverley Hendry, Chief                       Nations Bank Tower
Executive Officer, Director                  22nd Floor
                                             Ft. Lauderdale, FL  33394
Martin J. Gilbert, President,                Nations Bank Tower
Director                                     22nd Floor
                                             Ft. Lauderdale, FL  33394
James L. Pope, Assistant                     Nations Bank Tower
Treasurer, Director                          22nd Floor
                                             Ft. Lauderdale, FL  33394
Gawaine Lewis, Secretary,                    Nations Bank Tower
Director                                     22nd Floor
                                             Ft. Lauderdale, FL  33394

                                                                      EXHIBIT A

                                       AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 15th day of April, 1998, by and between Evergreen International Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen International Growth Fund series (the "Acquiring Fund"), and CoreFunds, Inc., a Maryland corporation, with its principal place of business at 530 East Swedesford Road, Wayne, Pennsylvania 19087 ("CoreFunds"), with respect to its International Growth Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(D) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, and Class Y shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest or shares of common stock, as the case may be;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, based on information furnished by CoreStates Investment Advisers, Inc. and First Union National Bank, the Directors of CoreFunds have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                               ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
        THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
            LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the

Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                                    ARTICLE II

                                                     VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, and Class Y shares of the Selling Fund will receive Class A, Class B, and Class Y shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                                    ARTICLE III

                                             CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about July 27, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. CoreStates Bank, N.A., as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of CoreFunds or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                                    ARTICLE IV

                                          REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of CoreFunds' Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at December 31, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since December 31, 1997 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Prospectus and Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at October 31, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since October 31, 1997 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                                     ARTICLE V

                  COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL OF SHAREHOLDERS. CoreFunds will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG Peat Marwick LLP and certified by CoreFunds' President and Treasurer.

     5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.8 CAPITAL LOSS CARRYFORWARDS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause KPMG

Peat Marwick LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                 ARTICLE VI

          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the

Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus and Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus and Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of CoreFunds and the Selling Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         6.3 The merger between First Union Corporation and CoreStates Financial Corp shall be completed prior to the Closing Date.

                                    ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring
Fund on the Closing Date a certificate executed in its name by CoreFunds' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of CoreFunds.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of CoreFunds' Articles of Incorporation or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, insofar as they relate to the Selling Fund existing on or before the date of mailing of the Prospectus and Proxy Statement and the Closing Date, required to be described in the Prospectus and Proxy Statement or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus and Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus and Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of CoreFunds' officers and other representatives of the Selling Fund), no facts have come to their attention that lead them to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that they do not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus and Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of the Trust and the Acquiring Fund.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein, and shall indicate, with respect to matters of Maryland law, that as Morgan, Lewis & Bockius LLP are not admitted to the bar of Maryland, such opinions are based either upon the review of published statutes, cases and rules and regulations of the State of Maryland or upon an opinion of Maryland counsel.

         In this paragraph 7.3, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         7.4 The merger between First Union Corporation and CoreStates Financial Corp shall be completed prior to the Closing Date.

                                    ARTICLE VIII

            FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                              FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this
Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of CoreFunds' Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of CoreFunds responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirement of the 1933 Act and the published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus and Proxy Statement were prepared based on the valuation of the Selling Fund's assets in accordance with the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information pursuant to procedures customarily utilized by the Acquiring Fund in valuing its own assets;

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.

         In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

                                                    ARTICLE IX

                                                     EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank ("FUNB"). Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees. In the event that the merger of First Union Corporation and CoreStates Financial Corp is not completed, this Agreement shall terminate. In such event, all expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund will be borne by FUNB and all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund will be borne by CoreStates Investment Advisers, Inc.

                                                     ARTICLE X

                                     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                                    ARTICLE XI

                                                    TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, CoreFunds, the respective Trustees, Directors or officers, to the other party or its Trustees, Directors or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                                    ARTICLE XII

                                                    AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                       ARTICLE XIII

                    HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                                  LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Declaration of Trust of the Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                     EVERGREEN INTERNATIONAL
                                     TRUST ON BEHALF OF EVERGREEN
                                     INTERNATIONAL GROWTH FUND
                                     By:

                                     Name:

                                     Title:



                                     COREFUNDS, INC.
                                     ON BEHALF OF INTERNATIONAL
                                     GROWTH FUND
                                     By:

                                     Name:

                                     Title:

                                                                     EXHIBIT B

                                       INTERIM INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made as of April 30, 1998 between COREFUNDS, INC., a Maryland corporation (hereinafter the "Company"), and CORESTATES INVESTMENT ADVISERS, INC., a Pennsylvania corporation (hereinafter the "Investment Adviser").

         WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Company is authorized to issue shares of Common Stock in separate classes representing shares in separate portfolios of securities and other assets; and

         WHEREAS, the Company desires to retain the Investment Adviser to furnish investment advisory services to the Company and its portfolios, and the Investment Adviser is willing to so furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Company hereby appoints the Investment Adviser to act as investment adviser to the portfolios of the Company for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2. Delivery of Documents. The Company has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

          a. the Company's Articles of Incorporation, as filed with the Secretary of State of Maryland on September 11, 1984, and all amendments thereto (such Articles, as presently in effect and as they shall from time to time be amended or supplemented, are herein called the "Articles of Incorporation");

          b. the Company's By-Laws and amendments thereto (such By- Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

          c. resolutions of the Company's Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

          d. the Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on September 11, 1984 and all amendments thereto;

          e. the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 2- 93214) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

          f. the Company's most recent Prospectuses and Statement of Additional Information (such Prospectuses and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectuses").

          The Company will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

         3. Management. Subject to the supervision of the Company's Board of Directors, the Investment Adviser will provide a continuous investment program for each portfolio of the Company, including investment guidelines and management with respect to all securities and investments and cash equivalents held by the existing portfolios and such other portfolios (hereinafter collectively, the "Portfolios") offered by the Company and identified by the Company as appropriate. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained, or sold by the Company. The Investment Adviser will provide the services under this Agreement in accordance with the Company's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Company's Board of Directors.

         The Investment Adviser further agrees that it:

         a. will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with any regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks;

         b. will not make loans to any person to purchase or carry the Company's shares or make loans to the Company;

         c. will place orders pursuant to its investment determinations for the Company on behalf of its Portfolios either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers the primary consideration of the Investment Adviser will be the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers or dealers who provide supplemental research to the Investment Adviser may receive orders for transactions with the Company. In no instance will portfolio securities be purchased from or sold to CoreStates Financial Corp or any affiliated person of either the Company or CoreStates Financial Corp;

         d. will maintain all books and records with respect to the Company's portfolio securities transactions and will furnish the Company's Board of Directors such periodic and special reports as the Board may request;

         e. will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company;

         f. will provide to the Company and the Company's other service providers, at such intervals as may be reasonably requested by the Company, information relating to (i) the performance of services by the Investment Adviser hereunder, and (ii) market quotations of portfolio securities held by the Company on behalf of its Portfolios;

         g. will direct and use its best efforts to cause the broker or dealer involved in any portfolio transaction with the Company to send a written confirmation of such transaction to the Company's Custodian and Transfer Agent; and

         h. will not purchase shares of the Company for itself or for accounts with respect to which it is exercising sole investment discretion in connection with such transactions.

         4. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company and the cost of obtaining market quotations of portfolio securities held by the Company.

         7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of this Agreement, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation for services rendered to the Portfolios therefor, the fees detailed in Appendix A attached to this Agreement; provided, however, that if the total expenses borne by any Portfolio of the Company in any fiscal year of the Company exceeds any expense limitations imposed by applicable state securities laws or regulations, the Investment Adviser will reimburse the Portfolio for a portion of such excess equal to the amount of such excess times the ratio of the fees otherwise payable to the Investment Adviser hereunder to the aggregate fees otherwise payable to the Investment Adviser hereunder and SEI Fund Resources pursuant to an Administration Agreement between it and the Company. The Investment Adviser's obligation to reimburse the Company on behalf of its Portfolios hereunder is limited in any fiscal year of the Company to the amount of the Investment Adviser's fee hereunder for such fiscal year; provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Company for such excess regardless of the fees paid to it to the extent that the securities laws or regulations of any state having jurisdiction over the Company so require. Any such expense reimbursements will be estimated daily and reconciled and paid on a monthly basis.

         8. Use of Investment Adviser's Name and Logo. The Company agrees that it shall furnish to the Investment Adviser, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to shareholders, sales literature, advertisements, and other material prepared for distribution to shareholders of the Portfolios of the Company or to the public, which in any way refer to or describe the Investment Adviser or which include any trade names, trademarks, or logos of the Investment Adviser or any affiliate of the Investment Adviser. The Company further agrees that it shall not use or distribute any such material if the Investment Adviser reasonably objects in writing to such use or distribution within ten business days after the date such material is furnished to the Investment Adviser. The provisions of this section shall survive the termination of this Agreement.

         9. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         10. Duration and Termination. This Agreement will become effective for each Portfolio as of the date first above written. Subject to the provisions for termination as provided herein, this Agreement shall remain in effect for each Portfolio until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization dated as of April 15, 1998 with respect to each Portfolio or for two years from the date first above written and from year to year thereafter, provided such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Directors or by vote of a majority of the Portfolio's outstanding voting securities. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days written notice, without the payment of any penalty, by the Company (by vote of the Board of Directors or by vote of a majority of the Portfolio's outstanding voting securities) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

         11. Name Protection After Termination. In the event this Agreement is terminated by either party or upon written notice from the Investment Adviser at any time, the Company hereby agrees that it will eliminate from its corporate name any references to the name "CoreFunds." The Company shall have the nonexclusive use of the name "CoreFunds" in whole or in part so long as this Agreement is effective or until such notice is given.

         12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities.

         13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Pennsylvania law.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                            COREFUNDS, INC.


                                            By ____________________________


                                            CORESTATES INVESTMENT ADVISERS, INC.


                                            By ____________________________

                                                    APPENDIX A



Portfolio                                         Advisory Fee as a
                                                  Percentage of average
                                                  daily net assets
Growth Equity Fund                                .75%
Core Equity Fund                                  .74%
Special Equity Fund                               1.50%
Equity Index Fund                                 .40%
International Growth Fund                         .80%
Balanced Fund                                     .70%
Short-Intermediate Bond Fund                      .50%
Bond Fund                                         .74%
Short Term Income Fund                            .74%
Government Income Fund                            .50%
Intermediate Municipal Bond Fund                  .50%
Pennsylvania Municipal Bond Fund                  .50%
New Jersey Municipal Bond Fund                    .50%
Global Bond Fund                                  .60%
Cash Reserve                                      .40%
Treasury Reserve                                  .40%
Tax-Free Reserve                                  .40%
Elite Cash Reserve                                .20%
Elite Government Reserve                          .20%
Elite Treasury Reserve                            .20%
Elite Tax-Free Reserve                            .20%

                                                                       EXHIBIT C

                                     INTERIM SUB-INVESTMENT ADVISORY AGREEMENT
                                             INTERNATIONAL GROWTH FUND


                  AGREEMENT made as of April 30, 1998 between CORESTATES INVESTMENT ADVISERS, INC., a Pennsylvania corporation (hereinafter the
"Investment Adviser"), and MARTIN CURRIE, INC., a New York corporation (hereinafter the "Sub-Adviser").

                  WHEREAS, CoreFunds, Inc., a Maryland corporation (the "Fund") is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

                  WHEREAS, the Fund is authorized to issue shares of Common Stock in separate series representing shares in a separate portfolio of securities and other assets; and

                  WHEREAS, the Investment Adviser is a party to an Investment Advisory Agreement, dated as of April 30, 1998 with the Fund, pursuant to which the Investment Adviser provides investment advisory services to the Fund and certain of its portfolios; and

                  WHEREAS, the Investment Adviser wishes to have the Sub-Adviser act as a sub-investment adviser for a portion of the assets of the Fund's International Growth Portfolio and as such to provide the Investment Adviser with investment advisory services, including investment management, investment research and investment recommendations, and the Sub-Adviser is willing to provide such services;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Investment Adviser hereby appoints the Sub-Adviser to act as a sub- investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Fund or the Investment Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

          a. the Fund's Articles of Incorporation, as filed with the Secretary of State of Maryland on September 11, 1984, and all amendments thereto (such Articles, as presently in effect and as they shall from time to time be amended or supplemented, are herein called the "Articles of Incorporation");

          b. the Fund's By-Laws and amendments thereto (such By-Laws, as presently in affect and as they shall from time to time be amended, are herein called the "By-Laws");

          c. resolutions of the Fund's Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

          d. the Fund's Notification of Registration on Form N- 8A under the 1940 Act as filed with the Securities and Exchange Commission on September 11, 1984 and all amendments thereto;

          e. the Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 2-93214) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments  thereto;

    and

          f. the Fund's most recent Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus").

                  The  Fund  or  the   Investment   Adviser   will  furnish  the
Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

    3. Management.  Subject to the supervision of the Fund's Board of Directors and the Investment Adviser, the Sub-Adviser will provide a continuous investment program for a portion of the assets of the International Growth Portfolio of the Fund, as determined by the Investment Adviser, including investment research and management with respect to that portion of securities and investments and cash equivalents managed by the Sub-Adviser for the International Growth Portfolio of the Fund and such other portfolios (hereinafter collectively, the "Portfolios") offered by the Fund and identified by the Fund as appropriate to use a sub-investment adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained, or sold by the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Fund's Board of Directors. The Sub-Adviser acknowledges and agrees that the Fund shall have no responsibility to pay the Sub- Adviser, and that any compensation to be paid to the Sub-Adviser shall be paid by the Investment Adviser pursuant to Section 7 of this Agreement.

                                      The Sub-Adviser further agrees that it:

                  a. will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with any regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks;

                  b. will not make loans to any person to purchase or carry the Fund shares or make loans to the Fund;

                  c. will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers the primary consideration of the Sub-Adviser will be the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers or dealers who provide supplemental research to the Sub-Adviser may receive orders for transactions with the Fund. In no instance will portfolio securities be purchased from or sold to SEI Investments Distribution Co., CoreStates Financial Corp, or any affiliated person of either the Fund, SEI Investments Distribution Co., or CoreStates Financial Corp;

                  d. will maintain all books and records with respect to the Fund's portfolio securities transactions and will furnish the Fund's Board of Directors such periodic and special reports as the Board may request;

                  e. will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

                  f. will provide to the Fund and the Fund's other service providers, at such intervals as may be reasonably requested by the Fund, information relating to (i) the performance of services by the Sub-Adviser hereunder, and (ii) market quotations of portfolio securities held by the Fund;

                  g. will direct and use its best efforts to cause the broker or dealer involved in any portfolio transaction with the Fund to send a written confirmation of such transaction to the Fund's Custodian and Transfer Agent; and

                  h. will not purchase shares of the Fund for itself or for accounts with respect to which it is exercising sole investment discretion in connection with such transactions.

     4. Services Not Exclusive. The investment management services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund and the cost of obtaining market quotations of portfolio securities held by the Fund.

     7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee, computed daily and paid monthly, at an annual rate of .50% of the portion of the Portfolio's average daily net assets allocated to such Sub-Adviser. The Sub-Adviser may from time to time and at its discretion voluntarily waive all or a portion of its sub-advisory fees in order to assist the Fund in maintaining a competitive expense ratio.

     8. Limitation of Liability. The Sub- Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. Duration and Termination. This Agreement will become effective as of the date first above written. Subject to the provisions for termination as provided herein, this Agreement shall remain in effect until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization dated as of April 15, 1998 with respect to the International Growth Portfolio of the Fund or for two years from the date first above written and from year to year thereafter, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. Notwithstanding the foregoing, this Agreement may be terminated at anytime on sixty days' written notice, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities), by the Investment Advisor or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     10. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

     11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Pennsylvania law.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                            CORESTATES INVESTMENT ADVISERS, INC.


                                            By:

                                            Name:

                                            Title:




                                            MARTIN CURRIE, INC.


                                            By:

                                            Name:

                                            Title:

                                                                     EXHIBIT D

                                     INTERIM SUB-INVESTMENT ADVISORY AGREEMENT
                                        COREFUNDS INTERNATIONAL GROWTH FUND


                  AGREEMENT made as of April 30, 1998 between CORESTATES INVESTMENT ADVISERS, INC., a Pennsylvania corporation (hereinafter the "Investment Adviser"), and ABERDEEN FUND MANAGERS, INC., a Delaware corporation (hereinafter the "Sub- Adviser").

                  WHEREAS, CoreFunds, Inc., a Maryland corporation (the "Fund") is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

                  WHEREAS, the Fund is authorized to issue shares of Common Stock in separate series representing shares in a separate portfolio of securities and other assets; and

                  WHEREAS, the Investment Adviser is a party to an Investment Advisory Agreement, dated as of April 30, 1998 with the Fund, pursuant to which the Investment Adviser provides investment advisory services to the Fund and certain of its portfolios; and

                  WHEREAS, the Investment Adviser wishes to have the Sub-Adviser act as a sub-investment adviser for a portion of the assets of the Fund's International Growth Portfolio and as such to provide the Investment Adviser with investment advisory services, including investment management, investment research and investment recommendations, and the Sub-Adviser is willing to provide such services;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Investment Adviser hereby appoints the Sub-Adviser to act as a sub-investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2. Delivery of Documents. The Fund or the Investment Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

                  a. the Fund's Articles of Incorporation, as filed with the Secretary of State of Maryland on September 11, 1984, and all amendments thereto (such Articles, as presently in effect and as they shall from time to time be amended or supplemented, are herein called the "Articles of Incorporation");

                  b. the Fund's By-Laws and amendments thereto (such By-Laws, as presently in affect and as they shall from time to time be amended, are herein called the "By-Laws");

                  c. resolutions of the Fund's Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

                  d. the Fund's Notification of Registration on Form N- 8A under the 1940 Act as filed with the Securities and Exchange Commission on September 11, 1984 and all amendments thereto;

                  e. the Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 2-93214) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

                  f. the Fund's most recent Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus").

                  The  Fund  or  the   Investment   Adviser   will  furnish  the
Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

         3. Management. Subject to the supervision of the Fund's Board of Directors and the Investment Adviser, the Sub-Adviser will provide a continuous investment program for a portion of the assets of the International Growth Portfolio of the Fund, as determined by the Investment Adviser, including investment research and management with respect to that portion of securities and investments and cash equivalents managed by the Sub-Adviser for the International Growth Portfolio of the Fund and such other portfolios (hereinafter collectively, the "Portfolios") offered by the Fund and identified by the Fund as appropriate to use a sub-investment adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained, or sold by the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Fund's Board of Directors. The Sub-Adviser acknowledges and agrees that the Fund shall have no responsibility to pay the Sub- Adviser, and that any compensation to be paid to the Sub-Adviser shall be paid by the Investment Adviser pursuant to Section 7 of this Agreement.

                  The Sub-Adviser further agrees that it:

                  a. will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with any regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks;

                  b. will not make loans to any person to purchase or carry the Fund shares or make loans to the Fund;

                  c.  will   place   orders   pursuant   to   its   investment
determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers the primary consideration of the Sub-Adviser will be the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers or dealers who provide supplemental research to the Sub-Adviser may receive orders for transactions with the Fund. In no instance will portfolio securities be purchased from or sold to SEI Investments Distribution Co., CoreStates Financial Corp, or any affiliated person of either the Fund, SEI Investments Distribution Co., or CoreStates Financial Corp;

                  d. will maintain all books and records with respect to the Fund's portfolio securities transactions and will furnish the Fund's Board of Directors such periodic and special reports as the Board may request;

                  e. will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

                  f. will provide to the Fund and the Fund's other service providers, at such intervals as may be reasonably requested by the Fund, information relating to (i) the performance of services by the Sub-Adviser hereunder, and (ii) market quotations of portfolio securities held by the Fund;

                  g. will direct and use its best efforts to cause the broker or dealer involved in any portfolio transaction with the Fund to send a written confirmation of such transaction to the Fund's Custodian and Transfer Agent; and

                  h. will not purchase shares of the Fund for itself or for accounts with respect to which it is exercising sole investment discretion in connection with such transactions.

         4.  Services  Not  Exclusive.   The  investment   management  services
furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. Expenses. During the term of this Agreement, the Sub- Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund and the cost of obtaining market quotations of portfolio securities held by the Fund.

         7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of this Agreement, the Investment Adviser will pay the Sub- Adviser and the Sub-Adviser will accept as full compensation therefor a fee, computed daily and paid monthly, at an annual rate of .375% of the portion of the Portfolio's average daily net assets allocated to such Sub-Adviser. The Sub-Adviser may from time to time and at its discretion voluntarily waive all or a portion of its sub-advisory fees in order to assist the Fund in maintaining a competitive expense ratio.

         8. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         9. Duration and Termination. This Agreement will become effective as of the date first above written. Subject to the provisions for termination as provided herein, this Agreement shall remain in effect until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization dated as of April 15, 1998 with respect to the International Growth Portfolio of the Fund or for two years from the date first above written and from year to year thereafter, provided such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. Notwithstanding the foregoing, this Agreement may be terminated at anytime on sixty days' written notice, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities), by the

Investment Advisor or by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

         10. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

         11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Pennsylvania law.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                     CORESTATES INVESTMENT ADVISERS, INC.


                     By:
                     --------------------------------------
                     Name:
                     ------------------------------------
                     Title:
                     -------------------------------------

                     ABERDEEN FUND MANAGERS, INC.


                     By:
                     --------------------------------------
                     Name:
                     ------------------------------------
                     Title:
                     -------------------------------------

                                                            EXHIBIT E

                       A DISCUSSION WITH YOUR FUND MANAGER

                      [PICTURE OF GILMAN GUNN APPEARS HERE]

Q. GILMAN, HOW WOULD YOU DESCRIBE THE PERFORMANCE OF THE FUND DURING THE PAST YEAR?

A. I think the Fund has performed quite well. For the 12 months that ended on October 31, 1997, Keystone International Fund had a total return of 15.69%, outperforming its benchmark, the Morgan Stanley Capital International EAFE Index, which had a return of 4.63%. The EAFE Index measures performance of stocks in Europe, Australia and the Far East.

Q. WHAT CONTRIBUTED TO THIS STRONG, RELATIVE PERFORMANCE?

A. There were several factors. First, during a period of strength by the U.S. dollar, we hedged part of our foreign currency exposure. This strategy has been successful in adding to the performance of the Fund. Second, we had a heavy emphasis on Europe throughout the year. At the end of the fiscal year, the Fund's weighting in Europe was approximately 60% of net assets. In general the European markets have increased by 15% to 40% during the 12 month period in local terms, although these local returns were mitigated by the fall of the currencies against the U.S. dollar. Third, we have kept our exposure in Japan and the Far East very moderate. Our emphasis on emerging markets, in general, has been very light, less than 10%, throughout the year. Earlier in the year, we did have larger weightings in Latin America, and this did help the performance of the Fund.

Q. WHY HAS EUROPE BEEN SUCH A RELATIVELY STRONG PERFORMER?

A. Europe has presented good investment opportunities for several reasons. First, the weaker European currencies have helped European exporters become more competitive against U.S. companies. Second, lower interest rates have been good for European companies. Third, many European companies have started restructuring and cost-cutting programs, and these restructurings have added to the bottom line, even in a period of flat economic growth. Fourth, there has been a major portfolio shift in Europe, as people have moved out of cash and bonds and into equities, and this shift has helped the European equity markets.

Q. JAPAN IS THE WORLD'S SECOND LARGEST MARKET, AND YET THE FUND'S WEIGHTING IN JAPAN HAS BEEN REDUCED FROM ABOUT 20% OF ASSETS TO LESS THAN 7%. WHY IS THAT?

A. Japan continues to be very disappointing. In general, we have wanted to keep our exposure light. We have invested in some major Japanese exporters, and the weak yen and strong dollar have helped these investments. One major holding that has been a very strong performer is Sony Corp. We also have invested in some Japanese pharmaceutical companies and property and casualty companies.

  There are some good things happening in Japan. Interest rates are very low, and the financial system is slowly improving. But the overall market has been hurt throughout the year by the lack of domestic growth, and more recently by the fallout from the Asian problems.

KEYSTONE INTERNATIONAL FUND INC.


We expect we will be keeping our exposure to the Japanese market fairly light.

   We are very lightly weighted, and have been lightly weighted, in Southeast Asia and Asia. We think Asia will continue to be a volatile area. There are longer-term structural problems that need to be addressed.

Q. WHAT INDUSTRIES HAVE YOU BEEN EMPHASIZING?

A. We have tended to be conservative. Several of the industries we have emphasized have been fairly defensive in nature. These include pharmaceuticals, healthcare, food and beverages, and energy. We have been underweighted in technology and Japanese banks.

Q. WHAT ARE SOME OF THE COMPANIES THAT HAVE CONTRIBUTED TO THE PERFORMANCE?

A. Some of our best investments have been global companies with strong franchises. Many of them also have been restructuring to increase their efficiency and competitiveness.

   Philips Electronics NV, a Dutch company that is the Fund's third largest holding, is a good example of a company that is benefitting from restructuring, cutting costs and getting out of its non-core businesses. This is also a company that has a very large market share in its primary businesses. It is dominant in Europe.

   Other companies that have helped the fund include the largest holding, Nestle SA, which is prominent globally; British Petroleum Co. Plc, which has been restructuring; Societe Nationale Elf Aquitaine of France, another large oil company that is benefitting from restructuring; and Novartis AG, our largest pharmaceutical company.

   One very strong performer has been Holderbank Financiere Glarus AG, a Swiss company. This corporation owns cement companies all over the world, particularly in emerging markets, and is very well run. The cement industry is becoming more consolidated, with fewer players, and a few are becoming dominant; therefore, pricing is becoming easier for them.

   All these companies have been top ten holdings, so their performance has helped the Fund.

Q. GILMAN, THE UNITED STATES STOCK MARKET HAS OUTPERFORMED FOREIGN MARKETS FOR THE PAST SEVERAL YEARS. WHY DOES IT STILL MAKE SENSE TO INVEST INTERNATIONALLY, ESPECIALLY IN LIGHT OF THE VOLATILITY OF FOREIGN MARKETS?

A. Volatility is not limited to outside the United States. There are many people who think the U.S. market is highly valued after significantly outperforming the rest of the world markets over the past several years. U.S. corporations have significantly benefitted during the past few years from cost-cuttings and restructurings. This trend just started over the last two years in Europe and is only just beginning in Japan. As a result, looking ahead, there will be more investment opportunities from restructuring outside the United States than inside. In addition, the strength of the U.S. dollar will make it more difficult for U.S. exporters to compete in the international markets, while foreign exporters should have an easier time. Finally, outside the United states there are many opportunities that did not exist within the United States. One example is privatization.

   It is true that markets outside the United States can be more volatile. We have tried to be cognizant of the risks as we've invested, and this awareness has helped the fund achieve competitive performance with below-average risk.

Q. GILMAN, WHAT IS YOUR OUTLOOK?

A. We see opportunities, particularly in Europe where economies are growing, interest rates are low, and corporations are restructuring to increase their efficiency and competitiveness. We have about half the Fund's assets in Europe, and we expect this emphasis to continue. We are less optimistic about the near-term opportunities in Japan and Asia, and we expect to keep our weightings modest in those regions, concentrating on selective opportunities, such as Japanese exporters that have been helped by the strength of the U.S. dollar. We also expect to keep a fairly modest weighting in the emerging markets, less than 10%, although we will be available to take advantage of selective opportunities.

  We have been very mindful of the recent volatility in the emerging markets, and we expect to have light weightings there. Our relatively large cash weighting, at about 22% at the end of the fiscal year, as well as active currency management should help reduce the risk of the Fund. We believe there are some very attractive opportunities in international investing, and it makes more sense than ever to have part of one's portfolio diversified internationally.



TOP 10 HOLDINGS
as of October 31, 1997                          as a percentage of net assets
Nestle SA (Switzerland)                                                 2.7%
- -----------------------------------------------------------------------------
Novartis AG (Switzerland)                                               2.6%
- -----------------------------------------------------------------------------
Philips Electronics NV (Netherlands)                                    2.4%
- -----------------------------------------------------------------------------
British Petroleum Co. Plc (U.K.)                                        2.3%
- -----------------------------------------------------------------------------
Karstadt AG (Germany)                                                   2.1%
- -----------------------------------------------------------------------------
Societe Nationale Elf Aquitaine (France)                                2.1%
- -----------------------------------------------------------------------------
Holderbank Financiere Glarus AG (Switzerland)                           2.0%
- -----------------------------------------------------------------------------
B.A.T. Industries Plc (U.K.)                                            1.9%
- -----------------------------------------------------------------------------
Sony Corp. (Japan)                                                      1.8%
- -----------------------------------------------------------------------------
Telecom Italia SpA (Italy)                                              1.7%
- -----------------------------------------------------------------------------

                        KEYSTONE INTERNATIONAL FUND INC.

                             GROWTH OF AN INVESTMENT



        [CHART APPEARS HERE]                    [CHART APPEARS HERE]




HISTORICAL PERFORMANCE                          as of October 31, 1997
- ----------------------------------------------------------------------
Cumulative Total Return
1 year w/o sales charge                                 15.69%
1 year w/sales charge*                                  12.69%
5 years                                                 72.94%
10 years                                                87.31%

Average Annual Total Return
1 year w/o sales charge                                  15.69%
1 year w/sales charge*                                  12.69%
5 years                                                 11.58%
10 years                                                 6.48%


* Adjusted for maximum contingent deferred sales charge of 3.0% for those investors who sold fund shares after one calendar year.

International investing involves increased risk and volatility.

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                            INTERNATIONAL GROWTH FUND
                                   a Series of

                                 COREFUNDS, INC.
                            530 East Swedesford Road
                            Wayne, Pennsylvania 19087
                                 (800) 355-2673

                        By and In Exchange For Shares of

                       EVERGREEN INTERNATIONAL GROWTH FUND

                                  a Series of

                          EVERGREEN INTERNATIONAL TRUST
                               200 Berkeley Street
                          Boston, Massachusetts  02116
                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of International Growth Fund ("CoreFunds International"), a series of CoreFunds, Inc., to Evergreen International Growth Fund ("Evergreen International"), a series of Evergreen International Trust, in exchange for Class A shares (to be issued to holders of Class A shares of CoreFunds International), Class B shares (to be issued to holders of Class B shares of CoreFunds International), and Class Y shares (to be issued to holders of Class Y shares of CoreFunds International) of beneficial interest, $.001 par value per share, of Evergreen International, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Evergreen International dated March 1, 1998;

         (2)      The   Statement  of   Additional   Information   of  CoreFunds
                  International dated November 1, 1997;

         (3) Annual Report of CoreFunds International for the year ended June 30, 1997;

         (4) Semi-Annual Report of CoreFunds International for the six month period ended December 31, 1997;

         (5) Annual Report of Evergreen International for the year ended October 31, 1997; and

         (6) Pro-Forma combining Financial Statements (unaudited) for the fiscal year ended October 31, 1997.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Evergreen International and CoreFunds International dated June 1, 1998. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen International or CoreFunds International at the telephone numbers or addresses set forth above.

         The date of this Statement of Additional Information is June 1, 1998.